                              TERM CREDIT AGREEMENT

                                      among

                             BRANDYWINE REALTY TRUST
                                       and
                     BRANDYWINE OPERATING PARTNERSHIP, L.P.,
                                  as Borrowers

                                       and

                      CERTAIN SUBSIDIARIES OF THE BORROWERS
                                  as Guarantors

                                       and

                          THE LENDERS IDENTIFIED HEREIN

                                       and

                              BANK OF AMERICA, N.A.
                             as Administrative Agent

                                 COMMERZBANK AG,
                       NEW YORK AND GRAND CAYMAN BRANCHES,

                                       and

                               FLEET NATIONAL BANK
                           as Co-Documentation Agents

                            DATED AS OF JULY 15, 2002


                         BANC OF AMERICA SECURITIES LLC
                   as Sole Lead Arranger and Sole Book Manager


                                                  TABLE OF CONTENTS

                                                                                                               Page
SECTION 1  DEFINITIONS AND ACCOUNTING TERMS.......................................................................1
         1.1      Definitions.....................................................................................1
         1.2      Computation of Time Periods and Other Definition Provisions....................................22
         1.3      Accounting Terms...............................................................................22
         1.4      Joint Venture Investments......................................................................23

SECTION 2  CREDIT FACILITY.......................................................................................23
         2.1      Term Loans.....................................................................................23
         2.2      Continuations and Conversions..................................................................24
         2.3      Joint and Several Liability of the Borrowers...................................................25
         2.4      Appointment of BOP.............................................................................27
         2.5      Non-Recourse...................................................................................27

SECTION 3  GENERAL PROVISIONS APPLICABLE TO TERM LOANS...........................................................27
         3.1      Interest.......................................................................................27
         3.2      Place and Manner of Payments...................................................................28
         3.3      Prepayments....................................................................................28
         3.4      Administrative Fees............................................................................29
         3.5      Payment in full at Maturity; Extension of Maturity.............................................29
         3.6      Computations of Interest and Fees..............................................................30
         3.7      Pro Rata Treatment.............................................................................31
         3.8      Sharing of Payments............................................................................31
         3.9      Capital Adequacy...............................................................................32
         3.10     Inability To Determine Interest Rate...........................................................32
         3.11     Illegality.....................................................................................33
         3.12     Requirements of Law............................................................................33
         3.13     Taxes..........................................................................................34
         3.14     Compensation...................................................................................36
         3.15     Mitigation; Mandatory Assignment...............................................................37

SECTION 4  GUARANTY..............................................................................................38
         4.1      Guaranty of Payment............................................................................38
         4.2      Obligations Unconditional......................................................................38
         4.3      Modifications..................................................................................39
         4.4      Waiver of Rights...............................................................................39
         4.5      Reinstatement..................................................................................39
         4.6      Remedies.   40
         4.7      Limitation of Guaranty.........................................................................40
         4.8      Rights of Contribution.........................................................................40




                                                          i

SECTION 5  CONDITIONS PRECEDENT..................................................................................40
         5.1      Closing Conditions.............................................................................40

SECTION 6  REPRESENTATIONS AND WARRANTIES........................................................................44
         6.1      Financial Condition............................................................................44
         6.2      No Material Change.............................................................................44
         6.3      Organization and Good Standing.................................................................44
         6.4      Due Authorization..............................................................................45
         6.5      No Conflicts...................................................................................45
         6.6      Consents.......................................................................................45
         6.7      Enforceable Obligations........................................................................45
         6.8      No Default.....................................................................................45
         6.9      Ownership......................................................................................46
         6.10     Indebtedness...................................................................................46
         6.11     Litigation.....................................................................................46
         6.12     Taxes..........................................................................................46
         6.13     Compliance with Law............................................................................46
         6.14     Compliance with ERISA..........................................................................46
         6.15     Organization Structure/Subsidiaries............................................................48
         6.16     Use of Proceeds; Margin Stock..................................................................48
         6.17     Government Regulation..........................................................................48
         6.18     Environmental Matters..........................................................................48
         6.19     Solvency.......................................................................................49
         6.20     Investments....................................................................................50
         6.21     Location of Properties.........................................................................50
         6.22     Disclosure.....................................................................................50
         6.23     Licenses, etc..................................................................................50
         6.24     No Burdensome Restrictions.....................................................................50
         6.25     Excluded Material Subsidiaries.................................................................50

SECTION 7  AFFIRMATIVE COVENANTS.................................................................................51
         7.1      Information Covenants..........................................................................51
         7.2      Financial Covenants............................................................................55
         7.3      Preservation of Existence......................................................................56
         7.4      Books and Records..............................................................................56
         7.5      Compliance with Law............................................................................56
         7.6      Payment of Taxes and Other Indebtedness........................................................56
         7.7      Insurance......................................................................................56
         7.8      Maintenance of Assets..........................................................................56
         7.9      Performance of Obligations.....................................................................57
         7.10     Use of Proceeds................................................................................57
         7.11     Audits/Inspections.............................................................................57
         7.12     Additional Credit Parties......................................................................57
         7.13     Interest Rate Protection Agreements............................................................58
         7.14     Construction...................................................................................58
         7.15     Acquisitions...................................................................................58




                                                        ii

SECTION 8  NEGATIVE COVENANTS....................................................................................58
         8.1      Indebtedness...................................................................................58
         8.2      Liens..........................................................................................59
         8.3      Nature of Business.............................................................................59
         8.4      Consolidation and Merger.......................................................................59
         8.5      Sale or Lease of Assets........................................................................59
         8.6      Advances, Investments and Loans................................................................60
         8.7      Restricted Payments............................................................................60
         8.8      Transactions with Affiliates...................................................................60
         8.9      Fiscal Year; Organizational Documents..........................................................60
         8.10     Limitations....................................................................................61
         8.11     Other Negative Pledges.........................................................................61
         8.12     Construction and Development...................................................................61

SECTION 9  EVENTS OF DEFAULT.....................................................................................61
         9.1      Events of Default..............................................................................61
         9.2      Acceleration; Remedies.........................................................................64
         9.3      Allocation of Payments After Event of Default..................................................65

SECTION 10  AGENCY PROVISIONS....................................................................................66
         10.1     Appointment....................................................................................66
         10.2     Delegation of Duties...........................................................................66
         10.3     Exculpatory Provisions.........................................................................67
         10.4     Reliance on Communications.....................................................................67
         10.5     Notice of Default..............................................................................68
         10.6     Non-Reliance on Administrative Agent and Other Lenders.........................................68
         10.7     Indemnification................................................................................68
         10.8     Administrative Agent in Its Individual Capacity................................................69
         10.9     Successor Agent................................................................................69

SECTION 11  MISCELLANEOUS........................................................................................70
         11.1     Notices........................................................................................70
         11.2     Right of Set-Off...............................................................................70
         11.3     Benefit of Agreement...........................................................................70
         11.4     No Waiver; Remedies Cumulative.................................................................74
         11.5     Payment of Expenses; Indemnification...........................................................74
         11.6     Amendments, Waivers and Consents...............................................................74
         11.7     Counterparts/Telecopy..........................................................................76
         11.8     Headings.......................................................................................76
         11.9     Defaulting Lender..............................................................................76
         11.10    Survival of Indemnification and Representations and Warranties.................................76
         11.11    Governing Law; Jurisdiction....................................................................76
         11.12    WAIVER OF JURY TRIAL...........................................................................77
         11.13    Time...........................................................................................77
         11.14    Severability...................................................................................77




                                                         iii

         11.15    Entirety.......................................................................................77
         11.16    Binding Effect.................................................................................77
         11.17    Confidentiality................................................................................78
         11.18    Further Assurances.............................................................................79
         11.19    Release of Guarantors..........................................................................79


SCHEDULES

Schedule 1.1(a)   Term Loan Commitment Percentages
Schedule 6.15              Organization Structure/Subsidiaries
Schedule 6.21              Properties
Schedule 6.25              Excluded Material Subsidiaries
Schedule 8.2               Existing Liens
Schedule 11.1              Notices


EXHIBITS

Exhibit 2.1(c)             Form of Term Note
Exhibit 2.2                Form of Notice of Continuation/Conversion
Exhibit 7.1(c)             Form of Officer's Certificate
Exhibit 7.12               Form of Joinder Agreement
Exhibit 11.3               Form of Assignment Agreement

                              TERM CREDIT AGREEMENT

         THIS TERM CREDIT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Credit Agreement") is entered into as of July 15, 2002 among BRANDYWINE REALTY TRUST ("BRT"), a Maryland real estate investment trust and BRANDYWINE OPERATING PARTNERSHIP, L.P. ("BOP"), a Delaware limited partnership (collectively, the "Borrowers"), certain Subsidiaries of the Borrowers, as Guarantors, the Lenders (as defined herein) and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the "Administrative Agent").

                                    RECITALS

         WHEREAS, the Borrowers have requested that the Lenders provide a term credit facility in the amount of $100 million for the purposes hereinafter set forth;

         WHEREAS, the Guarantors have agreed to unconditionally guarantee all the obligations of the Borrowers hereunder; and

         WHEREAS, the Lenders party hereto have agreed to make the requested term credit facility available to the Borrowers on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    SECTION 1

                        DEFINITIONS AND ACCOUNTING TERMS

         1.1      Definitions.

         As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms herein shall include in the singular number the plural and in the plural the singular:

                  "Adjusted Base Rate" means the Base Rate plus .25% per annum.

                  "Adjusted Eurodollar Rate" means the Eurodollar Rate plus the Applicable Percentage.

                  "Adjusted NOI" means NOI less (a) an annual sum of $.50 per square foot for all Properties and (b) all interest income of the Combined Parties for the applicable period.

                  "Adjusted Total Assets" means Total Assets less any Properties held by Excluded Material Subsidiaries.

                  "Administrative Agent" means Bank of America or any successor administrative agent appointed pursuant to Section 10.9.

                  "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation, partnership, limited liability company or real estate investment trust if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or real estate investment trust or to vote 10% or more of the partnership or membership interests of such partnership or limited liability company or (ii) to direct or cause direction of the management and policies of such corporation, trust, limited liability company or partnership, whether through the ownership of voting securities, as managing member or general partner, by contract or otherwise.

                  "Agency Services Address" means 100 N. Tryon Street, 16th Floor, Charlotte, NC 28255, Attn: Penny Reynolds, or such other address as may be identified by written notice from the Administrative Agent to the Borrowers.

                  "Agent-Related Persons" means the Administrative Agent (including any successor administrative agent), together with its Affiliates (including, in the case of Bank of America in its capacity as Administrative Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "Annualized Capitalized Modified Adjusted NOI" means Annualized Modified Adjusted NOI divided by the Capitalization Rate.

                  "Annualized Modified Adjusted NOI" means an amount equal to
         (a) Adjusted NOI for the prior fiscal quarter for all Properties owned during such entire fiscal quarter multiplied times four plus (b) Adjusted NOI for the number of days owned for all Properties acquired during such fiscal quarter multiplied by a fraction equal to 365 divided by the number of days such Property was owned by a Combined Party.

                  "Applicable Percentage" means:

                           (a) if (i) BRT does not have at least two Investment
                  Grade Ratings in effect and (ii) BOP does not have at least two Investment Grade Ratings in effect, the appropriate applicable percentages corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:

--------------------- --------------------------------------- -------------------------------
   Pricing Level                     Leverage                   Applicable Percentage for
                                      Ratio                          Eurodollar Loans
--------------------- --------------------------------------- -------------------------------
         I                         < .35 to 1.0                           1.40%
                                   -
--------------------- --------------------------------------- -------------------------------
         II               > .35 to 1.0 but < .45 to 1.0                   1.55%
                                           -
--------------------- --------------------------------------- -------------------------------
        III               > .45 to 1.0 but < .50 to 1.0                   1.65%
                                           -
--------------------- --------------------------------------- -------------------------------
         IV                        > .50 to 1.0                           1.90%
--------------------- --------------------------------------- -------------------------------

                           (b) if either (i) BRT has at least two Investment
                  Grade Ratings in effect or (ii) BOP has at least two Investment Grade Ratings in effect, the appropriate applicable percentages corresponding to the Unsecured Senior Debt Ratings of (A) BRT if BRT has at least two Investment Grade Ratings in effect and BOP does not, (B) BOP if BOP has at least two Investment Grade Ratings in effect and BRT does not or (C) if both BRT and BOP have at least two Investment Grade Ratings then the Unsecured Senior Debt Ratings of BRT or BOP, as applicable, that would provide the highest pricing hereunder, in each case as of the most recent Calculation Date as shown below:

------------------- ------------------------------------- ---------------------------
  Pricing Level         Unsecured Senior Debt Rating      Applicable Percentage for
                                                               Eurodollar Loans
------------------- ------------------------------------- ---------------------------
        I           At least two of the following:                  1.05%
                    BBB or better from S&P or
                    Baa2 or better from Moody's or
                    BBB or better from Fitch
------------------- ------------------------------------- ---------------------------
        II          At least two of the following:                  1.20%
                    BBB- from S&P
                    Baa3 from Moody's or
                    BBB- from Fitch
------------------- ------------------------------------- ---------------------------

                  The Applicable Percentage for Term Loans shall be determined and adjusted on the date (each a "Calculation Date") (i) if the Applicable Percentage is determined pursuant to clause (a) above, five Business Days after the date on which the Borrowers provide the officer's certificate in accordance with the provisions of Section 7.1(c); provided that if the Borrowers fail to provide the officer's certificate required by Section 7.1(c) on or before the date required by Section 7.1(c), the Applicable Percentage for Term Loans from such date shall be based on Pricing Level III in clause (a) above until such time that an appropriate officer's certificate is provided whereupon the Pricing Level shall be determined by the then current Leverage Ratio or (ii) if the Applicable Percentage is determined pursuant to clause (b) above, the date BRT or BOP obtains an Unsecured Senior Debt Rating from at least two of S&P, Moody's or Fitch or the date there is a change in any Unsecured Senior Debt Rating of BRT or BOP that would cause a change in the Applicable Percentage pursuant to clause (b) above, in each case promptly after the Administrative Agent receives notice regarding such Unsecured Senior Debt Rating. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Term Loans.

                  The Borrowers shall promptly deliver to the Administrative Agent, at the address set forth on Schedule 11.1 and at the Agency Services Address, information regarding any change in the Unsecured Senior Debt Rating or Leverage Ratio that would change the existing Pricing Level as set forth above.

                  "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

                  "Arranger" means Banc of America Securities LLC, in its capacity as sole lead arranger and sole book manager.

                  "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.3), and accepted by the Administrative Agent, in substantially the form of Exhibit 11.3(b) or any other form approved by the Administrative Agent.

                  "Bank of America" means Bank of America, N.A., a national banking association, or any successor thereto.

                  "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

                  "Base Rate" means, for any day, the rate per annum equal to the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1% or (b) the Prime Rate in effect on such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

                  "Base Rate Loan" means a Loan bearing interest based on a rate determined by reference to the Base Rate.

                  "BOP" means Brandywine Operating Partnership, L.P., a Delaware limited partnership, together with any successors and permitted assigns.

                  "Borrowers" means BRT and BOP and "Borrower" means either one of them.

                  "BRT" means Brandywine Realty Trust, a Maryland real estate investment trust, together with any successors and permitted assigns.

                  "Business Day" means any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or other governmental action to close in Charlotte, North Carolina or New York, New York; provided that in the case of Eurodollar Loans, such day is also a day on which dealings between banks are carried on in Dollar deposits in the London interbank market.

                  "Calculation Date" has the meaning set forth in the definition of Applicable Percentage in this Section 1.1.

                  "Capital Expenditures" means all expenditures of the Borrowers and their Subsidiaries which, in accordance with GAAP, would be classified as capital expenditures, including, without limitation, Capital Leases.

                  "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on a balance sheet of that Person.

                  "Capital Percentage" means, with respect to the interest of a Credit Party or one of its Subsidiaries in another Person, the percentage interest of such Person based on the aggregate amount of net capital contributed by such Credit Party or such Subsidiary in such Person at the time of determination relative to all capital contributions made in such Person at such time of determination.

                  "Capitalization Rate" means, as of the Closing Date, 9.5%; however, the Capitalization Rate shall be reviewed annually (but not more often than annually) by the Administrative Agent (beginning with June 29, 2003) and shall be subject to adjustment by the Required Lenders, in their sole discretion, based upon market conditions for comparable property types; provided that the Capitalization Rate cannot be adjusted by more than 1.25% annually.

                  "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time and demand deposits and certificates of deposit of (i) any Lender or any of its Affiliates,
         (ii) any domestic commercial bank having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including any of the Lenders) or securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which a Credit Party shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to investments of the character described in the foregoing subdivisions (a) through (d).

                  "Change of Control" means any of the following events:

                  (a) any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) has become, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or the occurrence of any contingency), by way of merger, consolidation or otherwise, of 20% or more of the voting power of BRT on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of BRT convertible into or exercisable for voting power of BRT (whether or not such securities are then currently convertible or exercisable); or

                  (b) during any period of up to twelve (12) consecutive months commencing on or after the Closing Date, individuals who were trustees of BRT at the beginning of such period (the "Continuing Trustees"), plus any new trustees whose election or appointment was approved by a majority of the Continuing Trustees then in office, shall cease for any reason to constitute a majority of the Board of Trustees of BRT; or

                  (c) BRT fails to directly own at least 75% of the aggregate ownership interests in BOP (giving effect to any convertible interests with respect thereto).

                  "Closing Date" means the date hereof.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

                  "Commitment" means, with respect to each Lender, the Term Loan Commitment Percentage of such Lender multiplied by the Term Loan Committed Amount and "Commitments" means, collectively, the sum of each Lender's Commitment.

                  "Combined Parties" means the Credit Parties and their Subsidiaries and all joint ventures or partnerships to which a Credit Party or one of its Subsidiaries is a party.

                  "Credit Documents" means this Credit Agreement, the Notes, any Notice of Continuation/Conversion and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

                  "Credit Exposure" has the meaning set forth in the definition of Required Lenders in this Section 1.1.

                  "Credit Parties" means the Borrowers and the Guarantors and "Credit Party" means any one of them.

                  "Debt Payments" means, for any period, for the Combined Parties, the sum of (a) Interest Expense for such period plus (b) all payments of principal and any required prepayments on Funded Debt of the Combined Parties (other than balloon payments) for such period, ending on the date of determination (including the principal component of payments due on Capital Leases during the applicable period ending on the date of determination).

                  "Debt Service Coverage Ratio" means the ratio of (a) Annualized Modified Adjusted NOI to (b) the Market Funded Debt Payments.

                  "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" means, at any time, any Lender that, (a) has failed to make a Term Loan or purchase a Participation Interest required pursuant to the terms of this Credit Agreement (but only for so long as such Term Loan is not made or such Participation Interest is not purchased), (b) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement (but only for so long as such amount has not been repaid) or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

                  "Dollars" and "$" each means the lawful currency of the United States of America.

                  "Effective Date" means the date, as specified by the Administrative Agent, on which the conditions set forth in Section 5.1 shall have been fulfilled (or waived in the sole discretion of the Lenders) and on which the Term Loans shall have been made.

                  "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) unless a Default or Event of Default has occurred and is continuing, the Borrowers (each such approval not to be unreasonably withheld or delayed); provided that, notwithstanding the foregoing, "Eligible Assignee" shall not include a Credit Party or any of a Credit Party's Affiliates or Subsidiaries.

                  "Environmental Claim" means any investigation, written notice, violation, written demand, written allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or written claim whether administrative, judicial or private in nature arising (a) pursuant to, or in connection with, an actual or alleged violation of any Environmental Law, (b) in connection with any Hazardous Material, (c) from any assessment, abatement, removal, remedial, corrective, or other response action in connection with an Environmental Law or other order of a Governmental Authority or
         (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

                  "Environmental Laws" means any current or future legal requirement of any Governmental Authority pertaining to (a) the protection of health, safety, and the indoor or outdoor environment,
         (b) the conservation, management, or use of natural resources and wildlife, (c) the protection or use of surface water and groundwater or
         (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any hazardous or toxic substance or material or (e) pollution (including any release to land surface water and groundwater) and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendment of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801 et seq., Occupational Safety and Health Act of 1970, as amended, 29 USC 651 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as amended, 42 USC 300(f) et seq., any analogous implementing or successor law, and any amendment, rule, regulation, order, or directive issued thereunder.

                  "Equity Issuance" means any issuance by a Credit Party to any Person (other than another Credit Party) of shares of its capital stock, preferred stock, common or preferred shares of beneficial interest, partnership or membership interests or other equity interests, including pursuant to the exercise of options or warrants or pursuant to the conversion of any debt securities to equity; provided that the definition of Equity Issuance as used herein shall not include
         (a) issuances of equity to employees of a Credit Party to the extent such issuances do not exceed $1,000,000 in any one instance or $5,000,000, in the aggregate, during the term of this Credit Agreement or (b) issuances of common stock or common beneficial interests for the sole purpose of conversion or redemption of convertible preferred stock or perpetual preferred stock or preferred beneficial interests.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "ERISA Affiliate" means an entity, whether or not incorporated, which is under common control with a Borrower or any of its Subsidiaries within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes a Credit Party or any Subsidiary of a Credit Party and which is treated as a single employer under subsections (b) or (c) of Section 414 of the Code.

                  "ERISA Event" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal of a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan;
         (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA;
         (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or
         (viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

                  "Eurodollar Loan" means a Loan bearing interest based on a rate determined by reference to the Adjusted Eurodollar Rate.

                  "Eurodollar Rate" means, for the Interest Period for each Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate determined pursuant to the following formula:

                           Eurodollar Rate =  London Interbank Offered Rate
                                             1 - Eurodollar Reserve Percentage

                  "Eurodollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurodollar liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Loans is determined) with respect to member banks of the Federal Reserve System, whether or not any Lender has any Eurodollar liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurodollar liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Event of Default" means any of the events or circumstances described in Section 9.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, modified, succeeded or replaced from time to time, and the rules and regulations promulgated thereunder.

                  "Excluded Material Subsidiaries" means the Material Subsidiaries set forth on Schedule 6.25.

                  "Extended Maturity Date" means July 15, 2006.

                  "Extension of Credit" means, as to any Lender, the making of a Term Loan by such Lender (or a participation therein by a Lender).

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, at the discretion of the Administrative Agent, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (b) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

                  "Fee Letter" means that certain letter agreement, dated as of April 12, 2002, between the Administrative Agent and BRT, as amended, modified, supplemented or replaced from time to time.

                  "Fitch" means Fitch IBCA or any successor or assignee of the business of such company in the business of rating securities.

                  "Fixed Charge Coverage Ratio" means, for any period, the ratio of (a) Adjusted NOI for such period to (b) the sum of Debt Payments for such period plus all dividends on preferred stock for such period plus any letter of credit fees for such period.

                  "Fund" means any Person (other than a natural Person) that is, or will be, engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

                  "Funded Debt" means, without duplication, the sum of (a) all Indebtedness of the Combined Parties for borrowed money, (b) all purchase money Indebtedness of the Combined Parties, (c) the principal portion of all obligations of the Combined Parties under Capital Leases, (d) all obligations, contingent or otherwise, relative to the face amount of all letters of credit (other than letters of credit supporting trade payables in the ordinary course of business), whether or not drawn, and banker's acceptances issued for the account or upon the application of a Combined Party (it being understood that, to the extent an undrawn letter of credit supports another obligation constituting Indebtedness, in calculating aggregated Funded Debt only such other obligation shall be included), (e) all Guaranty Obligations of the Combined Parties with respect to the indebtedness of another Person of the types described in this definition, (f) all indebtedness of another Person of the types described in this definition that is secured by a Lien on any property of the Combined Parties whether or not such indebtedness has been assumed by a Combined Party, (g) all indebtedness of the types described in this definition of any partnership or unincorporated joint venture to the extent a Combined Party is legally obligated or has a reasonable expectation of being liable with respect thereto, net of any assets of such partnership or joint venture, (h) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of a Combined Party where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, (i) all obligations of the Combined Parties in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate or commodity price hedging agreements and (j) all take out loan commitments to the extent such take out commitment is not supported by a financial commitment from a third party containing standard terms and conditions. The calculation of Funded Debt of the Combined Parties shall be subject to
         Section 1.4.

                  "Funds From Operations", when used with respect to any Person, shall have the meaning given to such term in, and shall be calculated in accordance with, standards promulgated by the National Association of Real Estate Investment Trusts in effect from time to time.

                  "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to Section 1.3.

                  "Governmental Authority" means any Federal, state, local or provincial court or governmental agency, authority, instrumentality or regulatory body.

                  "Grande A Loan Agreement" means that certain Loan Agreement, dated as of June 30, 1997, between Goldman Sachs Mortgage Company, as Lender, and AAPOP 1, L.P., Atlantic American Land Development, Inc., Iron Run Venture I and Iron Venture II as borrowers, as amended by (a) an Agreement and First Amendment to Loan Agreement and Note, dated as of August 8, 1997, (b) a Second Amendment to Loan Agreement, dated as of January 23, 1998, and (c) a Confirmation of Liability Agreement and Third Amendment to Loan Agreement dated as of September 28, 1998.

                  "Grande B Loan Agreement" means that certain Loan Agreement, dated as of June 30, 1997, between Goldman Sachs Mortgage Company, as lender, and Commonwealth Atlantic Operating Properties, Inc., as borrower, as assumed by Brandywine Grande B, L.P. and amended pursuant to an Assumption and Modification Agreement dated September 28, 1998, as further amended by a Second Amendment of Loan Agreement dated as of February 2, 2001 and as assumed by Brandywine Grande C, L.P. pursuant to a Loan Assumption and Ratification Agreement dated as of February 2, 2001.

                  "Guarantors" means (a) the Material Subsidiaries of the Borrowers, as of the Closing Date, other than the Excluded Material Subsidiaries and (b) such other Persons who may from time to time execute a Joinder Agreement (or otherwise consent in writing to becoming a Guarantor hereunder), as required by Section 7.12 or otherwise, in each case together with their successors and assigns.

                  "Guaranty" means the guaranty of payment provided by the Guarantors pursuant to Section 4.

                  "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent,
         (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of such indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made. It is understood and agreed that for purposes of any "completion guaranty" provided by a Credit Party or one of its Subsidiaries, the amount of Indebtedness associated with such completion guaranty shall be none unless such completion guaranty is enforced (or written notice of the intent to enforce such completion guaranty has been received) at which time the Indebtedness associated with such completion guaranty shall equal the remaining cost to complete the project plus ten percent until such time as a certificate of occupancy is issued.

                  "Hazardous Materials" means any substance, material or waste defined or regulated in or under any Environmental Laws.

                  "Incentive Stock Plan" means the BRT 1997 Long-Term Incentive Plan, as amended from time to time, and any other equity incentive plan hereafter established by BRT or one of its Subsidiaries pursuant to which awards of equity interests in BRT or such Subsidiary may be made to employees of BRT or one of its Subsidiaries.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations, other than intercompany items, of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all Guaranty Obligations of such Person, (g) the principal portion of all obligations of such Person under (i) Capital Leases and (ii) any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of such Person where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, (h) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, or other interest or exchange rate or commodity price hedging agreements, (i) the maximum amount of all performance and standby letters of credit issued or bankers' acceptances facilities created for the account or upon the application of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (j) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date; provided that Indebtedness shall not include outstanding convertible preferred stock which carries a defined term if its conversion or redemption occurs solely through the issuance of additional equity or from the proceeds of an equity offering, (k) all obligations evidenced by take out commitments, (l) the aggregate amount of uncollected accounts receivables of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person or in a manner that would not be reflected on the balance sheet of such Person in accordance with GAAP and (m) all obligations of such Person to repurchase any securities which repurchase obligation is related to the issuance thereof, including, without limitation, obligations commonly known as residual equity appreciation potential shares. Subject to the terms of Section 1.4, the Indebtedness of any Person shall include the Indebtedness of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

                  "Initial Maturity Date" means July 15, 2005.

                  "Interest Coverage Ratio" means, for any period, the ratio of
         (a) Adjusted NOI for such period to (b) Interest Expense for such period.

                  "Interest Expense" means, for any period, with respect to the Combined Parties, all net interest expense, whether paid or accrued (including that portion applicable to Capital Leases in accordance with GAAP) plus capitalized interest.

                  "Interest Payment Date" means (a) as to Base Rate Loans, the last Business Day of each month and the Maturity Date, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period and the Maturity Date, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, the day which is three months after the first day of such Interest Period, the last day of such Interest Period and the Maturity Date.

                  "Interest Period" means, as to Eurodollar Loans, a period of one, two, three or six months' duration as the Borrowers may elect, commencing, in each case, on the date of the borrowing (including continuations and conversions thereof); provided, however, (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day),
         (b) no Interest Period shall extend beyond the Maturity Date and (c) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

                  "Investment" in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets, shares of capital stock, bonds, notes, debentures, partnership interests, membership interests, joint ventures or other ownership interests or other securities of such other Person or (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligation (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person.

                  "Investment Grade Rating" means an Unsecured Senior Debt Rating of (a) BBB- or better from S&P, (b) Baa3 or better from Moody's or (c) BBB- or better from Fitch, as applicable.

                  "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit 7.12.

                  "Joint Venture Percentage" means, with respect to the interest of a Credit Party or one of its Subsidiaries in a joint venture, the percentage interest of such Credit Party or its applicable Subsidiary in such joint venture, with such percentage interest equal to the percentage of proceeds that such Credit Party or Subsidiary is entitled to receive upon liquidation of such joint venture, after satisfaction of such joint venture's liabilities and distributions on account of preferential entitlements to proceeds in liquidation; provided, however, that if the interest of such Credit Party (or Subsidiary) in such joint venture is a so called "carried interest" or "back-end promoted interest," then the Joint Venture Percentage shall equal the Capital Percentage of such Credit Party or Subsidiary in such joint venture.

                  "Lender" means any of the Persons identified as a "Lender" on the signature pages hereto, and any Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

                  "Leverage Ratio" means the ratio of (a) Funded Debt to (b) the sum of (i) Annualized Capitalized Modified Adjusted NOI plus (ii) all unrestricted cash of the Combined Parties plus (iii) all Cash Equivalents of the Combined Parties plus (iv) all tenant security deposits held by the Combined Parties plus (v) all amounts of the Combined Parties invested in construction-in-process plus (vi) all mortgage notes receivable of the Combined Parties plus (vii) all net cash investments in opportunity funds of the Combined Parties.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind, including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof.

                  "Loan" or "Loans" means the Term Loans (or a portion of any Term Loan), individually or collectively, as appropriate.

                  "London Interbank Offered Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, at the discretion of the Administrative Agent, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Telerate Page 3750, the applicable rate shall be the arithmetic mean of all such rates. If for any reason such rate is not available, the term "London Interbank Offered Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, at the discretion of the Administrative Agent, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

                  "Market Funded Debt Payments" means the scheduled debt payments that would have been due during a twelve month period with respect to the Funded Debt of the Combined Parties as of the last day of the prior fiscal quarter assuming a principal mortgage amortization of 25 years and assuming the Market Interest Rate as in effect on the date that the Market Funded Debt Payments are calculated.

                  "Market Interest Rate" means an interest rate equal to the greater of (a) the prior 30 day average of the most recent seven year U.S. Treasury Note plus 2.00% per annum or (b) 8.50% per annum.

                  "Material Adverse Effect" means a material adverse effect on
         (a) the business, assets, operations, condition (financial or otherwise) or prospects of BRT, BOP or the Credit Parties and their Subsidiaries taken as a whole, (b) the ability of a Credit Party to perform its respective obligations under this Credit Agreement or any of the other Credit Documents, or (c) the validity or enforceability of this Credit Agreement, any of the other Credit Documents, or the rights and remedies of the Lenders hereunder or thereunder taken as a whole.

                  "Material Subsidiary" means a Subsidiary of a Credit Party in which such Credit Party owns, directly or indirectly, more than 65% of the capital stock, partnership interests, membership interests or other equity interests; provided that with respect to a Subsidiary of a Credit Party that is not a corporation and whose ownership interest is not otherwise specified, such percentage interest shall be the Capital Percentage of such Credit Party in such Subsidiary.

                  "Maturity Date" means the Initial Maturity Date; or if (i) the conditions set forth in Section 3.5(b) have been satisfied, the Extended Maturity Date, or (ii) the conditions set forth in Section 3.5(c) have been satisfied, the Second Extended Maturity Date.

                  "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

                  "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 3(37) or Section 4001(a)(3) of ERISA.

                  "Multiple Employer Plan" means a Plan (other than a Multiemployer Plan) in which a Credit Party, a Subsidiary of a Credit Party or any ERISA Affiliate and at least one employer other than a Credit Party, a Subsidiary of a Credit Party or any ERISA Affiliate are contributing sponsors.

                  "Net Cash Proceeds" means, with respect to an Equity Issuance, the gross cash proceeds received from such Equity Issuance minus actual transaction costs payable to third parties in connection therewith.

                  "Net Income" means, for any period, the net income for such period of the Combined Parties, as determined in accordance with GAAP.

                  "Net Worth" means, as of any date, the net worth of Credit Parties and their Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                  "NOI" means, for any period, an amount equal to (a) Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains or losses or other non-cash losses outside the ordinary course of business) plus (b) an amount which in the determination of Net Income for such period has been deducted for (i) proceeds to minority interests, (ii) income taxes, (iii) depreciation and amortization and (iv) Interest Expense, less (c) to the extent not previously deducted in calculating Net Income for such period, the greater of (i) actual management fee expenditures of the Combined Parties or (ii) 3% of the total real estate revenue of the Combined Parties.

                  "Non-Excluded Taxes" has the meaning set forth in Section
         3.13.

                  "Note" or "Notes" means the Term Notes, individually or collectively, as appropriate.

                  "Notice of Continuation/Conversion" means a request by the Borrowers to continue an existing Eurodollar Loan to a new Interest Period or to convert a Eurodollar Loan to a Base Rate Loan or to convert a Base Rate Loan to a Eurodollar Loan, in the form of Exhibit 2.2.

                  "Obligations" means, without duplication, all of the obligations of the Credit Parties to the Lenders and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes or any of the other Credit Documents to which a Credit Party is a party.

                  "Participation Interest" means the Extension of Credit by a Lender by way of a purchase of a participation in any Term Loans as provided in Section 3.8.

                  "Participation Purchaser" has the meaning set forth in Section 11.3(d).

                  "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

                  "Permitted Investments" means, subject in all cases to Sections 7.10, 7.15 and 8.5(b), Investments which are (a) cash or Cash Equivalents, (b) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (c) Investments by one Credit Party in another Credit Party, (d) the acquisition of new Properties; provided that the Credit Parties may not invest in undeveloped land in excess of 5% of Total Assets, in the aggregate, except for such undeveloped land that is adjacent to or contiguous with other assets being acquired or assets already owned or if such land is part of a construction project approved by the Required Lenders, has all necessary local permits and approvals and construction will commence within six months of acquisition, (e) earnest money and similar deposits in respect of Properties made in the ordinary course of business, (f) Investments as of the Closing Date in Subsidiaries that own Properties subject to the Grande A Loan Agreement or the Grande B Loan Agreement, (g) in addition to the Investments in clause (f) above, Investments in Subsidiaries which are not Credit Parties and Investments in joint ventures (whether or not Subsidiaries) not to exceed, in the aggregate at any one time, 15% of the Adjusted Total Assets and (h) Investments not otherwise described in or covered by the other subclauses of this definition including, without limitation, loans to officers, directors and employees and repurchases of its capital stock or shares of beneficial interest (including the repurchase of stock or shares of beneficial interest that is retired, cancelled or terminated) or other ownership interests (including options, warrants and stock appreciation rights) by a Borrower or any Subsidiary); provided that (i) such Investments pursuant to this clause (h) do not exceed, in the aggregate at any one time, 10% of Adjusted Total Assets and (ii) such Investments, together with the Investments referred to in the previous clause (g), do not exceed, in the aggregate at any one time, 20% of Adjusted Total Assets.

                  "Permitted Liens" means (a) Liens securing Obligations, (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmens', mechanics', warehousemens', carriers', landlords' and other nonconsensual statutory Liens which are not yet due and payable or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);
         (d) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money), (e) Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds, (f) easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes, (g) judgment Liens that would not constitute an Event of Default, (h) Liens arising by virtue of any statutory or common law provision relating to bankers' liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution, (i) Liens in connection with Indebtedness permitted by Section 8.1(d); provided that if such Lien is created with respect to an Unsecured Property, the Borrowers shall give the Administrative Agent, within five Business Days after the creation of such Lien, written notice of the creation of such Lien and a certificate of the chief financial officer or chief executive officer of BRT showing that, after giving effect to such Lien, (A) the Credit Parties shall be in compliance on a Pro Forma Basis with the financial covenants set forth in Section 7.2 and (B) no Default or Event of Default shall exist and (j) Liens existing on the date hereof and identified on Schedule 8.2; provided that no such Lien shall extend to any property other than the property subject thereto on the Closing Date.

                  "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated), or any Governmental Authority.

                  "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of
         Section 3(5) of ERISA.

                  "Prime Rate" means the per annum rate of interest established from time to time by the Person that is the Administrative Agent at its principal offices (or such other principal office of such Person as communicated in writing to the Borrowers and the Lenders) as its Prime Rate. Any change in the interest rate resulting from a change in the Prime Rate shall become effective at the opening of business on the day specified in the public announcement of such change. The Prime Rate is a rate set by the Person that is the Administrative Agent based upon various factors including such Person's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.

                  "Pro Forma Basis" means with respect to (a) the sale of a Property or the sale of an equity interest in a Credit Party, (b) the creation of a Lien on a Property or (c) the acquisition of or Investment in a Property or other asset that is subject to Section 7.15, that such sale, creation of Lien, acquisition or Investment shall be deemed to have occurred as of the first day of the four fiscal quarter period ending as of the last day of the most recent fiscal quarter for which the Lenders have received the financial information required by Section 7.1(b).

                  "Properties" means all real properties owned by the Credit Parties and their Subsidiaries whether directly or through a joint venture investment.

                  "Regulation D, O, T, U, or X" means Regulation D, O, T, U or X, respectively, of the Board of Governors of the Federal Reserve System (or any successor body) as from time to time in effect and any successor to all or a portion thereof.

                  "REIT" means a real estate investment trust as defined in Sections 856-860 of the Code.

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Reportable Event" means any of the events set forth in
         Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

                  "Required Lenders" means, at any time, the Lenders whose aggregate Credit Exposure (as hereinafter defined) constitutes at least 66 2/3% of the Credit Exposure of all Lenders at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders the aggregate principal amount of Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "Credit Exposure" as applied to each Lender shall mean (a) at any time prior to the termination of the Commitments, the Commitment of such Lender and
         (b) at any time after the termination of the Commitments, the principal balance of the outstanding Term Loans of such Lender.

                  "Requirement of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or final, non-appealable determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material property is subject.

                  "Revolving Credit Agreement" means that certain Third Amended and Restated Credit Agreement, dated as of June 29, 2001, among the Borrowers, certain Subsidiaries of the Borrowers as guarantors, the lenders identified therein, Citibank, N.A., as syndication agent, Commerzbank AG, New York and Grand Cayman Branches, and Fleet National Bank, as co-documentation agents, and Bank of America, N.A., as administrative agent, as previously amended and modified and as further amended, restated, replaced, supplemented or extended from time to time.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

                  "Second Extended Maturity Date" means July 15, 2007.

                  "Secured Debt" means all Funded Debt of the Combined Parties that is subject to a Lien in favor of the creditor holding such Funded Debt; provided that any Funded Debt owed to the Lenders hereunder shall be considered to be Unsecured Debt even if a Lien has been granted in favor of the Lenders.

                  "Secured Debt Ratio" means the ratio of (a) Secured Debt to
         (b) Annualized Capitalized Modified Adjusted NOI plus, to the extent Secured Debt includes Funded Debt on construction-in-process, total construction costs incurred as of such date with respect to such construction-in-process.

                  "Securities Act" means the Securities Act of 1933, as amended, modified, succeeded or replaced from time to time, and the rules and regulations promulgated thereunder.

                  "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

                  "Solvent" means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Subsidiary" means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of stock of such corporation shall have or might have voting power by reason of the lapse of time or the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture, limited liability company, trust or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest or 50% Capital Percentage at any time.

                  "Term Loan Commitment Percentage" means, for each Lender, the percentage identified as its Term Loan Commitment Percentage on
         Schedule 1.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

                  "Term Loan Committed Amount" means ONE HUNDRED MILLION DOLLARS ($100,000,000).

                  "Term Loans" has the meaning set forth in Section 2.1(a).

                  "Term Note" or "Term Notes" means the promissory notes of the Borrowers in favor of each of the Lenders that requests a promissory note evidencing the Term Loans provided pursuant to Section 2.1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and in the form of Exhibit 2.1(c).

                  "Termination Event" means (a) with respect to any Single Employer Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (b) the withdrawal of any Credit Party or any of its Subsidiaries or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (c) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (d) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (e) any event or condition which might reasonably constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; or (f) the complete or partial withdrawal of any Credit Party or any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan.

                  "Total Assets" means all assets of the Credit Parties and their Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                  "Unencumbered Cash Flow Ratio" means the ratio of (a) Annualized Modified Adjusted NOI with respect to Unsecured Properties to (b) Market Funded Debt Payments on Unsecured Debt.

                  "Unsecured Debt" means the sum of all Funded Debt of the Combined Parties that was incurred, and continues to be outstanding, without granting a Lien to the creditor holding such Funded Debt; provided that all Funded Debt of the Combined Parties owing to the Lenders under this Credit Agreement shall be considered to be Unsecured Debt even if a Lien has been granted in favor of the Lenders.

                  "Unsecured Debt Ratio" means the ratio of (a) Annualized Capitalized Modified Adjusted NOI with respect to all Unsecured Properties to (b) Unsecured Debt.

                  "Unsecured Properties" means all Properties that are not subject to a Lien other than (a) nonconsensual Permitted Liens and (b) Liens in favor of the Lenders.

                  "Unsecured Senior Debt Rating" means the debt rating provided by S&P, Moody's or Fitch with respect to the unsecured, senior, long term, non-credit enhanced debt of BRT or BOP.

         1.2      Computation of Time Periods and Other Definition Provisions.

         For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding." References in this Credit Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Credit Agreement unless otherwise specifically provided. References in this Credit Agreement to "during the term of this Credit Agreement" shall mean the period from the Effective Date to the earlier of the Maturity Date or the acceleration of the Term Loans pursuant to Section 9.2.

         1.3      Accounting Terms.

         Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All financial statements delivered to the Lenders hereunder shall be accompanied by a statement from the Borrowers that GAAP has not changed since the most recent financial statements delivered by the Borrowers to the Lenders or, if GAAP has changed, describing such changes in detail and explaining how such changes affect the financial statements. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the financial statements described in Section 5.1(f)); provided, however, if (a) the Borrowers shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements (or after the Lenders have been informed of the change in GAAP affecting such financial statements, if later), then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrowers to the Lenders as to which no such objection shall have been made.

         1.4      Joint Venture Investments.

         With respect to any ownership of a Property by a Credit Party or one of its Subsidiaries through a joint venture (a) NOI, Adjusted NOI, Annualized Modified Adjusted NOI, Annualized Capitalized Modified Adjusted NOI and Interest Expense shall be determined in accordance with GAAP as applied to the Credit Parties and their Subsidiaries on a consolidated basis and (b) Indebtedness and Funded Debt shall be calculated as follows: (i) if the Indebtedness of such joint venture is recourse to such Credit Party (or Subsidiary), then the amount of such Indebtedness or Funded Debt that is recourse to such Credit Party (or Subsidiary), and (ii) if the Indebtedness of such joint venture is not recourse to such Credit Party (or Subsidiary), then such Credit Party's (or Subsidiary's) interest in such Indebtedness or Funded Debt as determined by its Joint Venture Percentage. For purposes of this Section 1.4, Indebtedness of a joint venture that is recourse to a Credit Party or one of its Subsidiaries solely as a result of such Credit Party (or Subsidiary) being a partner or member in such joint venture shall be treated as not recourse to such Credit Party (or Subsidiary) as long as the only assets owned by such Credit Party (or Subsidiary) are its equity interest in such joint venture and any contributed capital held to fund such equity interest.

                                    SECTION 2

                                 CREDIT FACILITY

         2.1      Term Loans.

                  (a) Term Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees, on the Effective Date, to make a term loan (collectively, the "Term Loans") to the Borrowers, in Dollars, in an amount equal to such Lender's Term Loan Commitment Percentage of the Term Loan Committed Amount; provided that (i) the aggregate amount of Term Loans made shall not exceed the Term Loan Committed Amount and (ii) the Term Loans shall only be made in a single funding. Once repaid, Term Loans cannot be reborrowed.

                  (b) Funding of Term Loans. On the Effective Date, each Lender will make its Term Loan Commitment Percentage of the Term Loan Committed Amount available to the Administrative Agent by deposit, in Dollars and in immediately available funds, at the Administrative Agent's office at the Agency Services Address or at such other address as the Administrative Agent may designate in writing. The amount of the Term Loans will then be made available to the Borrowers by the Administrative Agent by crediting the account of the Borrowers on the books of such office of the Administrative Agent, to the extent the amount of such Term Loans are made available to the Administrative Agent. All Term Loans on the Effective Date shall be Base Rate Loans. Thereafter, all or any portion of the Term Loans may be converted into Eurodollar Loans in accordance with the terms of Section 2.2 and the definition of "Interest Period" set forth in Section 1.1.

                  No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make a Term Loan hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. If the Administrative Agent shall have received an executed signature page to this Credit Agreement (whether an original or via telecopy) from a Lender, the Administrative Agent may assume that such Lender has or will make the amount of its Term Loan available to the Administrative Agent on the Effective Date, and the Administrative Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrowers, and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrowers, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrowers to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrowers at the Adjusted Base Rate and (ii) from a Lender at the Federal Funds Rate if paid within two Business Days of the date of drawing and thereafter at a rate equal to the Base Rate.

                  (c) Term Notes. Upon the request of any Lender, the Borrowers shall provide such Lender with a duly executed promissory note, evidencing the Term Loans made by such Lender, in an original principal amount equal to such Lender's Term Loan Commitment Percentage of the Term Loan Committed Amount and substantially in the form of Exhibit 2.1(c).

         2.2      Continuations and Conversions.

                  (a) Generally. The Borrowers shall have the option, on any Business Day, to continue existing Eurodollar Loans for a subsequent Interest Period, to convert Base Rate Loans into Eurodollar Loans, or to convert Eurodollar Loans into Base Rate Loans; provided, however, that (i) each such continuation or conversion must be requested by the Borrowers pursuant to a written Notice of Continuation/Conversion, in the form of Exhibit 2.2, in compliance with the terms set forth below,
         (ii) except as provided in Section 3.11, Eurodollar Loans may only be continued or converted on the last day of the Interest Period applicable thereto, (iii) Eurodollar Loans may not be continued nor may Base Rate Loans be converted into Eurodollar Loans during the existence and continuation of a Default or Event of Default and (iv) any request to continue a Eurodollar Loan that fails to comply with the terms hereof or any failure to request a continuation of a Eurodollar Loan at the end of an Interest Period shall result in a conversion of such Eurodollar Loan to a Base Rate Loan on the last day of the applicable Interest Period. Each continuation or conversion must be requested by the Borrowers no later than 11:00 a.m. (A) one Business Day prior to the date for a requested conversion of a Eurodollar Loan to a Base Rate Loan or (B) three Business Days prior to the date for a requested continuation of a Eurodollar Loan or conversion of a Base Rate Loan to a Eurodollar Loan, in each case pursuant to a written Notice of Continuation/Conversion submitted to the Administrative Agent (which shall promptly notify each of the Lenders) which shall set forth (x) whether the Borrowers wish to continue or convert such Term Loans and
         (y) if the request is to continue a Eurodollar Loan or convert a Base Rate Loan to a Eurodollar Loan, the Interest Period applicable thereto.

                  (b) Minimum Amounts. Each request for a conversion or continuation shall be subject to the requirements that (i) each Eurodollar Loan shall be in a minimum amount of $1,000,000 and in integral multiples of $100,000 in excess thereof, (ii) each Base Rate Loan shall be in a minimum amount of $500,000 (and integral multiples of $100,000 in excess thereof) and (iii) no more than four Eurodollar Loans shall be outstanding at any one time. For the purposes of this
         Section 2.2(b), all Eurodollar Loans with the same Interest Periods beginning on the same date shall be considered as one Eurodollar Loan, but Eurodollar Loans with different Interest Periods, even if they begin or end on the same date, shall be considered as separate Eurodollar Loans.

         2.3      Joint and Several Liability of the Borrowers.

                  (a) Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower with respect to the payment and performance of all of the Obligations arising under this Credit Agreement and the other Credit Documents, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

                  (c) If and to the extent that either of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrower will make such payment with respect to, or perform, such Obligation.

                  (d) The obligations of each Borrower under the provisions of this Section 2.3 constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets.

                  (e) Except as otherwise expressly provided herein, to the extent permitted by law, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Credit Agreement), or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by the Administrative Agent or the Lenders under or in respect of any of the obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent or the Lenders at any time or times in respect of any default by either Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by the Administrative Agent or the Lenders in respect of any of the obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such obligations or the addition, substitution or release, in whole or in part, of either Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or any failure to act on the part of the Administrative Agent or the Lenders, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 2.3, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 2.3, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Borrower under this Section 2.3 shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Borrower under this
         Section 2.3 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to either Borrower or a Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of either Borrower or any of the Lenders.

                  (f) The provisions of this Section 2.3 are made for the benefit of the Lenders and their successors and assigns, and may be enforced by them from time to time against either of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Lenders first to marshal any of its claims or to exercise any of its rights against the other Borrower or to exhaust any remedies available to it against the other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section
         2.3 shall remain in effect until all the Obligations shall have been indefeasibly paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of either of the Borrowers, or otherwise, the provisions of this Section 2.3 will forthwith be reinstated and in effect as though such payment had not been made.

                  (g) Notwithstanding any provision to the contrary contained herein or in any of the other Credit Documents, to the extent the obligations of either Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         2.4      Appointment of BOP.

         BRT hereby appoints BOP to act as its agent for all purposes under this Credit Agreement (including, without limitation, with respect to all matters related to the borrowing and repayment of Term Loans) and agrees that (i) BOP may execute such documents on behalf of BRT as BOP deems appropriate in its sole discretion and BRT shall be obligated by all of the terms of any such document executed on its behalf, (ii) any notice or communication delivered by the Administrative Agent or the Lender to BOP shall be deemed delivered to BRT and
(iii) the Administrative Agent or the Lenders may accept, and be permitted to rely on, any document, instrument or agreement executed by BOP on behalf of BRT.

         2.5      Non-Recourse.

         Notwithstanding anything herein to the contrary, no recourse shall be had against Brandywine Realty Services Partnership or any past, present or future shareholder, officer, director or trustee of BRT for any obligation of the Credit Parties under the Credit Documents, or for any claim based thereon or otherwise in respect thereof; provided, however, that this Section 2.5 shall not restrict or limit any claim against any such Person arising out of or occurring with respect to fraud or any intentional misrepresentation or any act or omission that is willful or wanton or constitutes gross negligence or willful misconduct.


                                    SECTION 3

                   GENERAL PROVISIONS APPLICABLE TO TERM LOANS

         3.1      Interest.

                  (a) Interest Rate. All Base Rate Loans shall accrue interest at the Adjusted Base Rate. All Eurodollar Loans shall accrue interest at the Adjusted Eurodollar Rate.

                  (b) Default Rate of Interest. Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Term Loans and any other amounts owing hereunder or under the other Credit Documents (including without limitation fees and expenses) shall bear interest, payable on demand, at a per annum rate equal to four percent (4%) plus the rate which would otherwise be applicable (or if no rate is applicable, then the rate for Base Rate Loans plus four percent (4%) per annum); provided that unless the Term Loans have been accelerated, interest, including the default rate of interest, shall only be due and payable on the Interest Payment Dates.

                  (c) Interest Payments. Interest on Term Loans shall be due and payable in arrears on each Interest Payment Date. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the succeeding Business Day, except that in the case of Eurodollar Loans where the succeeding Business Day falls in the succeeding calendar month, such Interest Payment Date shall be the preceding Business Day.

         3.2      Place and Manner of Payments.

         All payments of principal, interest, fees, expenses and other amounts to be made by a Borrower under this Credit Agreement shall be made by such Borrower unconditionally and without deduction for any counterclaim, defense, recoupment or setoff and received not later than 2:00 p.m. on the date when due, in Dollars and in immediately available funds, to the Administrative Agent at its offices in Charlotte, North Carolina. Payments received after such time shall be deemed to have been received on the next Business Day. The Borrowers shall, at the time they make any payment under this Credit Agreement, specify to the Administrative Agent the Term Loans, fees or other amounts payable by the Borrowers hereunder to which such payment is to be applied (and in the event that they fail to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall, subject to Section 3.7, distribute such payment to the Lenders in such manner as the Administrative Agent may deem appropriate). The Administrative Agent will distribute any such payment to the Lenders on the day received if such payment is received prior to 2:00 p.m.; otherwise the Administrative Agent will distribute such payment to the Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day.

         3.3      Prepayments.

                  (a) Voluntary Prepayments. Upon thirty (30) days prior written notice to the Administrative Agent, the Borrowers shall have the right to prepay Term Loans in whole or in part from time to time, subject to the prepayment fees set forth in Section 3.3(b); provided, however, that (i) any prepayment of Eurodollar Loans will be subject to Section
         3.14 and (ii) each such partial prepayment of Term Loans shall be in the minimum principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof.

                  (b) Prepayment Fees. In the event the Borrowers elect to voluntarily prepay, in whole or in part, the Term Loans as permitted by
         Section 3.3(a) (i) after the Closing Date and on or before January 15, 2003, the Borrowers shall be obligated to pay a prepayment fee equal to two percent (2.00%) of the principal amount prepaid, (ii) after January 15, 2003 and on or before July 15, 2003, the Borrowers shall be obligated to pay a prepayment fee equal to one and one-quarter percent (1.25%) of the principal amount prepaid and (iii) after July 15, 2003 and on or before January 15, 2004, the Borrowers shall be obligated to pay a prepayment fee equal to one-half percent (0.50%) of the principal amount prepaid. Subsequent to eighteen months after the Closing Date, the Borrowers may prepay the Term Loans without any prepayment fee.

                  (c) Application of Prepayments. All amounts paid pursuant to
         Section 3.3(a) shall be applied as directed by the Borrowers. All amounts paid pursuant to Section 3.3(a) the application of which has not been directed by the Borrowers shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments hereunder shall be subject to Section 3.14.

         3.4      Administrative Fees.

                  The Borrowers agree to pay the Administrative Agent, for its own account, an annual fee as agreed to between the Borrowers and the Administrative Agent in the Fee Letter.

         3.5      Payment in full at Maturity; Extension of Maturity.

                  Unless accelerated sooner pursuant to Section 9.2 (a), the entire outstanding principal balance of all Term Loans, together with accrued but unpaid interest and all other sums owing with respect thereto, shall be due and payable in full on:

                  (a) the Initial Maturity Date;

                  (b) subject to satisfaction of all of the following conditions, the Extended Maturity Date:

                      (i) the Borrowers shall deliver written notice to the
                  Administrative Agent of such extension request at least 30 days but not more than 90 days prior to the Initial Maturity Date;

                      (ii) no Default or Event of Default shall exist and be
                  continuing on either the date of such notice or on the Initial Maturity Date; and

                      (iii) on the Initial Maturity Date, the Borrowers shall
                  pay to the Administrative Agent, for the pro rata benefit of the Lenders, (A) an extension fee equal to .25% of the then outstanding Term Loans and (B) all unpaid interest and other fees accrued to the Initial Maturity Date; or

                  (c) subject to satisfaction of all of the following conditions, the Second Extended Maturity Date:

                      (i) the Borrowers shall deliver written notice to the
                  Administrative Agent of such extension request at least 30 days but not more than 90 days prior to the Extended Maturity Date;

                      (ii) no Default or Event of Default shall exist and be
                  continuing on either the date of such notice or on the Extended Maturity Date; and

                      (iii) on the Extended Maturity Date, the Borrowers shall
                  pay to the Administrative Agent, for the pro rata benefit of the Lenders, (A) an extension fee equal to .25% of the then outstanding Term Loans and (B) all unpaid interest and other fees accrued to the Extended Maturity Date.

         3.6      Computations of Interest and Fees.

                  (a) Except for Base Rate Loans bearing interest based on the Prime Rate, which shall be calculated on the basis of a 365 or 366 day year as the case may be, all computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days. Interest shall accrue from and include the date of borrowing (or continuation or conversion) but exclude the date of payment.

                  (b) It is the intent of the Lenders and the Credit Parties to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Lenders and the Credit Parties are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, or received under this Credit Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any of the Credit Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such interest shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest on the Term Loans under applicable law and which would, apart from this provision, be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Term Loans and not to the payment of interest, or refunded to the Credit Parties or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Term Loans. The right to demand payment of the Term Loans or any other indebtedness evidenced by any of the Credit Documents does not include the right to receive any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Lenders with respect to the Term Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Term Loans so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law.

         3.7      Pro Rata Treatment.

         Except to the extent otherwise provided herein, the funding of the Term Loans, each payment or prepayment of principal of any Term Loan, each payment of fees (other than the administrative fees payable pursuant to Section 3.4), and each conversion or continuation of any Term Loan, shall (except as otherwise provided in Section 3.11) be allocated pro rata among the Lenders in accordance with the respective Term Loan Commitment Percentages of the Lenders (or, if the Term Loans have been made, in accordance with the respective principal amounts of the outstanding Term Loans and Participation Interests of the Lenders); provided that, if any Lender shall have failed to pay its applicable pro rata share of any Term Loan, then any amount to which such Lender would otherwise be entitled pursuant to this Section 3.7 shall instead be payable to the Administrative Agent until the share of such Term Loan not funded by such Lender has been repaid; provided further, that in the event any amount paid to any Lender pursuant to this Section 3.7 is rescinded or must otherwise be returned by the Administrative Agent, each Lender shall, upon the request of the Administrative Agent, repay to the Administrative Agent the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Administrative Agent until the date the Administrative Agent receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, at the Base Rate plus two percent (2%) per annum.

         3.8      Sharing of Payments.

         The Lenders agree among themselves that, except to the extent otherwise provided herein, in the event that any Lender shall obtain payment in respect of any Term Loan or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means (other than in connection with an assignment pursuant to Section 3.15 or Section 11.3), in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly pay in cash or purchase from the other Lenders a participation in such Term Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by payment in cash or a repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Credit Parties agree that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Term Loan or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.8 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section
3.8 to share in the benefits of any recovery on such secured claim.

         3.9      Capital Adequacy.

         If, after the date hereof, any Lender has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender, or its parent corporation, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (or parent corporation's) capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender, or its parent corporation, could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's (or parent corporation's) policies with respect to capital adequacy), then, upon notice from such Lender to the Borrowers and the Administrative Agent, the Borrowers shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender (or parent corporation) on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto. This covenant shall survive the termination of this Credit Agreement and the payment of the Term Loans and all other amounts payable hereunder.

         3.10     Inability To Determine Interest Rate.

         If prior to the first day of any Interest Period, the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted Eurodollar Rate for such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrowers and the Lenders as soon as practicable thereafter, and will also give prompt written notice to the Borrowers when such conditions no longer exist. If such notice is given, any Term Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrowers have the right to convert Base Rate Loans to Eurodollar Loans.

         3.11     Illegality.

         Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrowers and the Administrative Agent (which notice shall be promptly withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans shall forthwith be cancelled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Lender's Term Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Term Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrowers shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.14; provided that no such payments shall be required if the conversion of a Eurodollar Loan occurs within 30 days of the last day of the Interest Period of such Eurodollar Loan.

         3.12     Requirements of Law.

         If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

                  (a) shall subject such Lender to any tax of any kind whatsoever with respect to any Eurodollar Loans made by it or its obligation to make Eurodollar Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 3.13 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations (if any) under Section 3.13(b)) and changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any Affiliate thereof);

                  (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Adjusted Eurodollar Rate hereunder; or

                  (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrowers from such Lender, through the Administrative Agent, in accordance herewith, the Borrowers shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such increased cost or reduced amount receivable, provided that, in any such case, the Borrowers may elect to convert the Eurodollar Loans made by such Lender hereunder to Base Rate Loans by giving the Administrative Agent at least one Business Day's notice of such election, in which case the Borrowers shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.14. If any Lender becomes entitled to claim any additional amounts pursuant to this
Section 3.12, it shall provide prompt notice thereof to the Borrowers, through the Administrative Agent, certifying (x) that one of the events described in this Section 3.12 has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this Section 3.12 submitted by such Lender, through the Administrative Agent, to the Borrowers shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Credit Agreement and the payment of the Term Loans and all other amounts payable hereunder.

         3.13     Taxes.

                  (a) Except as provided below in this Section 3.13, all payments made by the Borrowers under this Credit Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the overall net income of any Lender or its applicable lending office, or any branch or Affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Lender or its applicable lending office, or any branch or Affiliate thereof, in each case imposed in lieu of net income taxes: (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or Affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or Affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Notes, (A) the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest on any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Notes, provided, however, that the Borrowers shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this Section 3.13 whenever any Non-Excluded Taxes are payable by the Borrowers, and (B) as promptly as possible after request therefor the Borrowers shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fail to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify the Administrative Agent and any Lender for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Term Loans and all other amounts payable hereunder.

                  (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                      (i) (A) on or before the date of any payment by the
                  Borrowers under this Credit Agreement or Notes to such Lender, deliver to the Borrowers and the Administrative Agent (x) two duly completed copies of United States Internal Revenue Service Form W8-BEN or W8-ECI, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and any Notes without deduction or withholding of any United States federal income taxes and (y) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

                          (B) deliver to the Borrowers and the Administrative
                  Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers; and

                          (C) obtain such extensions of time for filing and
                  complete such forms or certifications as may reasonably be requested by the Borrowers or the Administrative Agent; or

                      (ii) in the case of any such Lender that is not a "bank"
                  within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, such Lender shall (A) represent to the Borrowers (for the benefit of the Borrowers and the Administrative Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) furnish to the Borrowers, on or before the date of any payment by the Borrowers, with a copy to the Administrative Agent, two accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Notes (and to deliver to the Borrowers and the Administrative Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrowers or the Administrative Agent for filing and completing such forms), and (C) agree, to the extent legally entitled to do so, upon reasonable request by the Borrowers, to provide to the Borrowers (for the benefit of the Borrowers and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Notes.

         Notwithstanding the above, if any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrowers and the Administrative Agent then such Lender shall be exempt from such requirements. Each Person that shall become a Lender or a participant of a Lender pursuant to Section 11.3 shall, upon the effectiveness of the related transfer, and if applicable, be required to provide all of the forms, certifications and statements required pursuant to this subsection (b); provided that in the case of a participant of a Lender, the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if such participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

         3.14     Compensation.

         The Borrowers promise to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrowers in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrowers have given a notice requesting the same in accordance with the provisions of this Credit Agreement,
(b) default by the Borrowers in making any prepayment of a Eurodollar Loan after the Borrowers have given a notice thereof in accordance with the provisions of this Credit Agreement and (c) any continuation, conversion, payment or prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification shall be calculated by the Administrative Agent and shall include, without limitation, an amount equal to
(i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein minus (ii) the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The agreements in this Section 3.14 shall survive the termination of this Credit Agreement and the payment of the Term Loans and all other amounts payable hereunder. Notwithstanding the foregoing, any prepayment of a Eurodollar Loan made hereunder (as a result of a mandatory requirement of this Credit Agreement) within thirty (30) days of the end of the Interest Period with respect to such Eurodollar Loan, shall not be subject to this Section 3.14.

         3.15     Mitigation; Mandatory Assignment.

         Each Lender shall use reasonable efforts to avoid or mitigate any increased cost or suspension of the availability of an interest rate under Sections 3.9 through 3.14 inclusive to the greatest extent practicable (including transferring the Term Loans to another lending office or one of its Affiliates) unless, in the opinion of such Lender, such efforts would be likely to have an adverse effect upon it. In the event a Lender makes a request to the Borrowers for additional payments in accordance with Sections 3.9, 3.10, 3.11, 3.12, 3.13 or 3.14 or a Lender becomes a Defaulting Lender, then, provided that no Default or Event of Default has occurred and is continuing at such time, the Borrowers may, at their own expense (such expense to include any transfer fee payable to the Administrative Agent under Section 11.3(b) and any expense pursuant to Section 3.14), and in their sole discretion, require such Lender to transfer and assign in whole (but not in part), without recourse (in accordance with and subject to the terms and conditions of Section 11.3(b)), all of its interests, rights and obligations under this Credit Agreement to an assignee which shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (a) such assignment shall not conflict with any law, rule or regulation or order of any court or other governmental authority and (b) the Borrowers or such assignee shall have paid to the assigning Lender in immediately available funds the principal of and interest accrued to the date of such payment on the portion of the Term Loans hereunder held by such assigning Lender and all other amounts owed to such assigning Lender hereunder, including amounts owed pursuant to Sections 3.9 through 3.14. Notwithstanding such assignment, and without limiting any other provision of this Credit Agreement, such assigning Lender shall continue to benefit from the provisions of Sections 3.9, 3.12, 3.13 and 11.5 with respect to the period before the effectiveness of such assignment.


                                    SECTION 4

                                    GUARANTY

         4.1      Guaranty of Payment.

         Subject to Section 4.7, each of the Guarantors hereby, jointly and severally, absolutely, irrevocably and unconditionally guarantees to each Lender the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise). This Guaranty is a guaranty of payment and not of collection and is a continuing guaranty and shall apply to all Obligations whenever arising.

         4.2      Obligations Unconditional.

         The obligations of the Guarantors hereunder are absolute, irrevocable and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or any other agreement or instrument referred to therein, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each Guarantor agrees that this Guaranty may be enforced by the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or any other of the Credit Documents or any collateral, if any, hereafter securing the Obligations or otherwise and each Guarantor hereby waives the right to require the Lenders to proceed against the Borrowers or any other Person (including a co-guarantor) or to require the Lenders to pursue any other remedy or enforce any other right. Each Guarantor further agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrowers or any other Guarantor of the Obligations for amounts paid under this Guaranty until such time as the Lenders have been paid in full, all Commitments under this Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents. Each Guarantor further agrees that nothing contained herein shall prevent the Lenders from suing on the Notes or any of the other Credit Documents or foreclosing any security interest in or Lien on any collateral, if any, securing the Obligations or from exercising any other rights available to any of them under this Credit Agreement, the Notes, any of the other Credit Documents, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any obligations of any Guarantor hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent, irrevocable and unconditional under any and all circumstances. Neither any Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrowers or by reason of the bankruptcy or insolvency of the Borrowers. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guaranty or acceptance of this Guaranty. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty. All dealings between the Borrowers and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantors further agree to all rights of set-off as set forth in
Section 11.2.

         4.3      Modifications.

         Each Guarantor agrees that (a) all or any part of the security now or hereafter held for the Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) the Lenders shall not have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Obligations or the properties subject thereto; (c) the time or place of payment of the Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrowers and any other party liable for payment under the Credit Documents may be granted indulgences generally; (e) any of the provisions of the Notes or any of the other Credit Documents may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Borrowers or any other party liable for the payment of the Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

         4.4      Waiver of Rights.

         Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Guaranty by the Lenders and of all extensions of credit to the Borrowers by the Lenders; (b) presentment and demand for payment or performance of any of the Obligations; (c) protest and notice of dishonor or of default (except as specifically required in this Credit Agreement) with respect to the Obligations or with respect to any security therefor; (d) notice of the Lenders obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Obligations, or the Lenders' subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and (e) all other notices to which such Guarantor might otherwise be entitled.

         4.5      Reinstatement.

         The obligations of the Guarantors under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         4.6      Remedies.

         The Guarantors agree that, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 9) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Obligations being deemed to have become automatically due and payable), such Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors.

         4.7      Limitation of Guaranty.

         Notwithstanding any provision to the contrary contained herein or in any of the other Credit Documents, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         4.8      Rights of Contribution.

         The Credit Parties agree among themselves that, in connection with payments made hereunder, each Credit Party shall have contribution rights against the other Credit Parties as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Credit Parties under the Credit Documents and no Credit Party shall exercise such rights of contribution until all the Obligations have been paid in full and the Commitments terminated.


                                    SECTION 5

                              CONDITIONS PRECEDENT

         5.1      Closing Conditions.

         The obligation of the Lenders to enter into this Credit Agreement and make the Extensions of Credit is subject to satisfaction of the following conditions:

                  (a) Executed Credit Documents. Receipt by the Administrative Agent of duly executed copies of: (i) this Credit Agreement; (ii) the Notes (if requested); and (iii) all other Credit Documents required to be delivered on or before the Effective Date, each in form and substance reasonably acceptable to the Administrative Agent in its sole discretion.

                  (b) Partnership Documents. With respect to each Credit Party that is a partnership, receipt by the Administrative Agent of the following:

                      (i) Partnership Agreements. Certified copies of the
                  partnership agreement of such Credit Party, together with all amendments thereto.

                      (ii) Certificates of Good Standing or Existence. A
                  certificate of good standing or existence for such Credit Party issued as of a recent date by its state of organization and each other state where the failure to qualify or be in good standing could have a Material Adverse Effect.

                  (c) Corporate Documents. With respect to each Credit Party that is a corporation, receipt by the Administrative Agent of the following:

                      (i) Charter Documents. Copies of the articles or
                  certificates of incorporation or other charter documents of such Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

                      (ii) Bylaws. A copy of the bylaws of such Credit Party
                  certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

                      (iii) Good Standing. Copies of certificates of good
                  standing, existence or their equivalent with respect to such Credit Party certified as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect.

                  (d) Limited Liability Company Documents. With respect to each Credit Party that is a limited liability company, receipt by the Administrative Agent of the following:

                      (i) Certificate of Formation. A copy of the certificate of formation of such Credit Party certified to be true and complete by the appropriate Governmental Authority of the state or jurisdiction of its formation and certified by the sole or managing member of such Credit Party to be true and correct as of the Closing Date.

                      (ii) Operating Agreement. A copy of the Operating
                  Agreement of such Credit Party certified by the sole or managing member of such Credit Party to be true and correct as of the Closing Date.

                      (iii) Good Standing. Copies of certificates of good
                  standing, existence or their equivalent with respect to such Credit Party certified as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of formation and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect.

                  (e) Trust Documents. With respect to BRT, receipt by the Administrative Agent of the following:

                      (i) Declaration of Trust. A copy of the Declaration of
                  Trust of BRT certified to be true and complete by the appropriate Governmental Authority of the state or jurisdiction of its formation and certified by the trustee of BRT to be true and correct as of the Closing Date.

                      (ii) Bylaws. A copy of the Bylaws of BRT certified by the
                  trustee of BRT to be true and complete as of the Closing Date.

                      (iii) Resolutions. Copies of the resolutions of the Board
                  of Trustees of BRT approving and adopting the Credit Documents to which it and each Credit Party is a party, the transactions contemplated therein and authorizing execution and delivery thereof by and on behalf of itself and each Credit Party.

                      (iv) Good Standing. Copies of certificates of good
                  standing, existence or their equivalent with respect to BRT certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of formation and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect.

                      (v) Incumbency. An incumbency certificate with respect to
                  each of the Credit Parties, certified by a secretary or assistant secretary of BRT to be true and correct as of the Closing Date.

                  (f) Financial Statements. Receipt and approval by the Lenders of: (i) the consolidated financial statements of the Credit Parties and their Subsidiaries for the fiscal year ended December 31, 2001 including balance sheets and income and cash flow statements, audited by nationally recognized independent public accountants and containing an unqualified opinion of such firm that such statements present fairly, in all material respects, the consolidated financial condition and results of operations of such Person, and are prepared in conformity with GAAP, and (ii) interim consolidated financial statements of the Credit Parties and their Subsidiaries for the three months ended March 31, 2002, including balance sheets and income and cash flow statements, accompanied by a certificate of the chief financial officer of BRT to the effect that such interim financial statements fairly present in all material respects the financial condition and results of operations of the Credit Parties and their Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

                  (g) Financial Projections and Other Information. Receipt and approval by the Lenders of financial projections for the Combined Parties for the fiscal years 2002, 2003 and 2004.

                  (h) Opinion of Counsel. Receipt by the Administrative Agent of opinions (which shall cover, among other things, authority, legality, validity, binding effect and enforceability), satisfactory to the Administrative Agent, addressed to the Administrative Agent and the Lenders and dated as of the Effective Date, from legal counsel to the Credit Parties.

                  (i) Material Adverse Effect. There shall not have occurred a change since December 31, 2001 that has had or could reasonably be expected to have a Material Adverse Effect.

                  (j) Litigation. There shall not exist any pending or threatened action, suit, investigation or proceeding in any court or before any arbitrator or Governmental Authority against, or that purports to affect, a Credit Party or any of its Subsidiaries that would have or would reasonably be expected to have a Material Adverse Effect.

                  (k) Officer's Certificate. The Administrative Agent shall have received a certificate of the Borrowers on behalf of the Credit Parties as of the Closing Date stating that (i) the Credit Parties and each of their Subsidiaries are in compliance with all existing material financial obligations, (ii) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or Governmental Authority that purports to affect a Credit Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have or could be reasonably expected to have a Material Adverse Effect, (iii) the financial statements and information delivered pursuant to Sections 5.1(f) and (g) were prepared in good faith and using reasonable assumptions and (iv) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated herein and therein to occur on such date, (A) each of the Credit Parties is Solvent, (B) no Default or Event of Default exists,
         (C) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (D) the Credit Parties and their Subsidiaries are in compliance as of March 31, 2002 with each of the financial covenants set forth in
         Section 7.2.

                  (l) Fees and Expenses. Payment by the Borrowers of all fees and expenses owed by them to the Lenders and the Administrative Agent, including, without limitation, payment to the Administrative Agent of the fees set forth herein and in the Fee Letter.

                  (m) Consents and Approvals. All governmental, shareholder, partner, member and third-party consents and approvals necessary or, in the opinion of the Administrative Agent, desirable in connection with the Extensions of Credit and the transactions contemplated under the Credit Documents shall have been duly obtained and shall be in full force and effect, and a copy of each such consent or approval shall have been delivered to the Administrative Agent.

                  (n) Due Diligence. Completion by the Lenders of all due diligence with respect to the Combined Parties, including, but not limited to, a review of all existing Indebtedness of the Combined Parties and all Properties.

                  (o) Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably and timely requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Credit Parties and their Subsidiaries.

                                    SECTION 6

                         REPRESENTATIONS AND WARRANTIES

         The Credit Parties hereby represent to the Administrative Agent and each Lender that:

         6.1      Financial Condition.

         The financial statements delivered to the Lenders pursuant to Section 5.1(f) and Section 7.1(a) and (b): (a) have been prepared in accordance with GAAP and (b) present fairly the consolidated financial condition, results of operations and cash flows of the Credit Parties and their Subsidiaries as of such date and for such periods. Since December 31, 2001, there has been no sale, transfer or other disposition by any Credit Party or any of its Subsidiaries of any material part of the business or property of the Credit Parties and their Subsidiaries, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any capital stock or other equity interests of any other Person) material in relation to the consolidated financial condition of the Credit Parties and their Subsidiaries, taken as a whole, in each case, which, is not (i) reflected in the most recent financial statements delivered to the Lenders pursuant to Section 5.1(f) and Section 7.1 or in the notes thereto or (ii) otherwise permitted by the terms of this Credit Agreement.

         6.2      No Material Change.

         Since December 31, 2001, there has been no development or event relating to or affecting a Combined Party which has had or would be reasonably expected to have a Material Adverse Effect.

         6.3      Organization and Good Standing.

         Each Credit Party (a) is either a partnership, a corporation, a limited liability company or a REIT duly organized, validly existing and in good standing under the laws of the state (or other jurisdiction) of its organization or formation, (b) is duly qualified and in good standing as a foreign partnership, a foreign corporation, a foreign limited liability company or a foreign REIT and authorized to do business in every other jurisdiction where the failure to be so qualified, in good standing or authorized would have or would reasonably be expected to have a Material Adverse Effect and (c) has the power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted.

         6.4      Due Authorization.

         Each Credit Party (a) has the power and authority to execute, deliver and perform this Credit Agreement and the other Credit Documents to which it is a party and to incur the obligations herein and therein provided for and to consummate the transactions contemplated herein and therein and (b) is duly authorized, and has been authorized by all necessary action, to execute, deliver and perform this Credit Agreement and the other Credit Documents to which it is a party and to consummate the transactions contemplated herein and therein.

         6.5      No Conflicts.

         Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated herein and therein, nor the performance of or compliance with the terms and provisions hereof and thereof by a Credit Party will (a) violate or conflict with any provision of its organizational or governing documents, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which would have or would be reasonably expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien upon or with respect to its properties.

         6.6      Consents.

         Except for consents, approvals, authorizations and orders that have been obtained, and filings, registrations and qualifications that have been made, no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party in respect of any Credit Party is required in connection with the execution, delivery or performance of this Credit Agreement or any of the other Credit Documents by such Credit Party or the consummation of the transactions contemplated herein and therein.

         6.7      Enforceable Obligations.

         This Credit Agreement and the other Credit Documents to which it is a party have been duly executed and delivered and constitute legal, valid and binding obligations of each Credit Party enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors' rights generally or by general equitable principles.

         6.8      No Default.

         No Combined Party is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default would have or would be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Lenders.

         6.9      Ownership.

         Each Credit Party and each of its Subsidiaries is the owner of, and has good and marketable title to, all of its respective assets and none of such assets is subject to any Lien other than Permitted Liens.

         6.10     Indebtedness.

         The Credit Parties and their Subsidiaries have no Indebtedness except as otherwise permitted by this Credit Agreement.

         6.11     Litigation.

         There are no actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened, against a Combined Party which would have or would be reasonably expected to have a Material Adverse Effect.

         6.12     Taxes.

         Each Credit Party, and each of its Subsidiaries, has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and has paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Credit Party is aware of any proposed tax assessments against it or any of its Subsidiaries.

         6.13     Compliance with Law.

         Each Combined Party is in compliance with all Requirements of Law and all other laws, rules, regulations, orders and decrees (including without limitation Environmental Laws) applicable to it, or to its properties, unless such failure to comply would not have or would not be reasonably expected to have a Material Adverse Effect. No Requirement of Law would be reasonably expected to cause a Material Adverse Effect.

         6.14     Compliance with ERISA.

         Except as would not result in or be reasonably expected to result in a Material Adverse Effect:

                  (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best of each Credit Party's, each Subsidiary of a Credit Party's and each ERISA Affiliate's knowledge, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no Lien in favor or the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

                  (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

                  (c) No Credit Party, Subsidiary of a Credit Party or ERISA Affiliate has incurred, or, to the best of each such party's knowledge, is reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No Credit Party, Subsidiary of a Credit Party or ERISA Affiliate would become subject to any withdrawal liability under ERISA if any such party were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No Credit Party, Subsidiary of a Credit Party or ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best of each such party's knowledge, reasonably expected to be in reorganization, insolvent, or terminated.

                  (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

                  (e) No Credit Party, Subsidiary of a Credit Party or ERISA Affiliate has material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects with such sections.

         6.15     Organization Structure/Subsidiaries.

         As of the Closing Date, (a) Schedule 6.15 is a complete and accurate organization chart of the Combined Parties, and (b) no Credit Party has any Subsidiaries or owns an interest, directly or indirectly, in any joint venture, except as set forth on Schedule 6.15. The outstanding equity interest of all Subsidiaries of the Credit Parties are validly issued, fully paid and non-assessable and are owned by the Credit Parties free and clear of all Liens.
Schedule 6.15 shall be updated as of the end of each fiscal quarter as set forth in Section 7.1(c).

         6.16     Use of Proceeds; Margin Stock.

         The proceeds of the Term Loans will be used solely for the purposes specified in Section 7.10. None of the proceeds of the Term Loans will be used in a manner that would violate Regulation U, Regulation X, or Regulation T. No proceeds of the Term Loans will be used for the acquisition of another Person unless the board of directors (or other comparable governing body) or stockholders (or other equity owners), as appropriate, of such Person has approved such acquisition.

         6.17     Government Regulation.

         No Credit Party, nor any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 or the Interstate Commerce Act, each as amended. No director, executive officer or principal shareholder of a Credit Party or any of its Subsidiaries is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director," "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O.

         6.18     Environmental Matters.

                  (a) Except as would not have or be reasonably expected to have a Material Adverse Effect:

                                 (i) Each of the Properties and all operations
                  at the Properties are in material compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Properties or the businesses operated by a Credit Party or any of its Subsidiaries (the "Businesses"), and there are no conditions relating to the Businesses or Properties that would be reasonably expected to give rise to liability under any applicable Environmental Laws.

                                (ii) No Credit Party, nor any of its
                  Subsidiaries, has received any written notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding Hazardous Materials or compliance with Environmental Laws with regard to any of the Properties or the Businesses, nor does any Credit Party or any of its Subsidiaries have knowledge that any such notice is being threatened.

                               (iii) Hazardous Materials have not been
                  transported or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties or any other location, in each case by, or on behalf or with the permission of, any Credit Party or any of its Subsidiaries in a manner that would reasonably be expected to give rise to liability under any applicable Environmental Law.

                                (iv) No judicial proceeding or governmental or
                  administrative action is pending or, to the knowledge of any Credit Party or any of its Subsidiaries, threatened, under any Environmental Law to which any Credit Party or any of its Subsidiaries is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any Credit Party or any of its Subsidiaries, the Properties or the Businesses, in any amount reportable under the federal Comprehensive Environmental Response, Compensation and Liability Act or any analogous state law, except releases in compliance with all Environmental Laws.

                                 (v) There has been no release or threat of
                  release of Hazardous Materials at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of a Credit Party or any of its Subsidiaries in connection with the Properties or otherwise in connection with the Businesses except in compliance with Environmental Laws.

                                (vi) None of the Properties contains, or to the
                  best knowledge of the Credit Parties and their Subsidiaries has previously contained, any Hazardous Materials at, on or under the Properties in amounts or concentrations that, if released, constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

                               (vii) No Credit Party, nor any of its
                  Subsidiaries, has assumed any liability of any Person (other than a Borrower) under any Environmental Law.

                  (b) Each Credit Party, and each of its Subsidiaries, has adopted procedures that are designed to (i) ensure that each such party, any of its operations and each of the properties owned or leased by such party remains in compliance with applicable Environmental Laws and (ii) minimize any liabilities or potential liabilities that each such party, any of its operations and each of the properties owned or leased by each such party may have under applicable Environmental Laws.

         6.19     Solvency.

         Each Credit Party is and, after consummation of the transactions contemplated by this Credit Agreement, will be Solvent.

         6.20     Investments.

         All Investments of the Credit Parties and their Subsidiaries are Permitted Investments.

         6.21     Location of Properties.

         As of the Closing Date, set forth on Schedule 6.21 is (a) a list of all Properties (with street address, county and state where located) and the owner of such Property and (b) a list of all Unsecured Properties. Schedule 6.21 shall be updated as of the end of each fiscal quarter as set forth in Section 7.1(c).

         6.22     Disclosure.

         Neither this Credit Agreement nor any financial statements delivered to the Lenders nor any other document, certificate or statement furnished to the Lenders by or on behalf of any Credit Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading in light of the circumstances in which made; provided, however, that the Credit Parties make no representation or warranty regarding the information delivered pursuant to Section 7.1(i).

         6.23     Licenses, etc.

         The Combined Parties have obtained, and hold in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the operation of their respective businesses as presently conducted, except where the failure to obtain the same would not have or would not reasonably be expected to have a Material Adverse Effect.

         6.24     No Burdensome Restrictions.

         No Combined Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, would have or would be reasonably expected to have a Material Adverse Effect.

         6.25     Excluded Material Subsidiaries.

         With respect to the Excluded Material Subsidiaries:

                  (a) Brandywine Holdings I, Inc. holds a nominal interest in BOP to ensure that BOP will at all times have at least two partners, and has no other activity and owns no other assets.

                  (b) Brandywine Realty Services Corporation ("BRSCO") provides services to BOP and its Subsidiaries, as well as third parties, but does not own any Properties. Although BOP owns ninety five percent of the financial interest in BRSCO through ownership of common interests, five percent of the common equity in BRSCO is held by a partnership in which neither BOP nor BRT has any ownership.

                  (c) Each of The Association at Allendale, Inc., Greentree Executive Campus 1001-03 Association, Inc. and Princeton Pike V, VI & VII Condominium Association, Inc. is a non-profit corporation that holds no assets and whose activities are limited to managing the common spaces of its respective condominium property.

                  (d) Each of the remaining Excluded Materials Subsidiaries is an entity which is subject to provisions in its charter documents that require it to be a "bankruptcy remote" or "single purpose" entity and therefore prohibit it from, among other things, guaranteeing or becoming jointly and severally liable for the Indebtedness of others or otherwise is excluded for the reasons set forth on Schedule 6.25.



                                    SECTION 7

                              AFFIRMATIVE COVENANTS

         Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Obligations have been paid in full and the Commitments hereunder shall have terminated:

         7.1      Information Covenants.

         The Borrowers will furnish, or cause to be furnished, to the Administrative Agent and each of the Lenders:

                  (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of the Credit Parties, a consolidated balance sheet and income statement of the Credit Parties and their Subsidiaries as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures as of the end of and for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any manner.

                  (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each fiscal quarter of the Credit Parties (other than the fourth fiscal quarter), a consolidated balance sheet and income statement of the Credit Parties and their Subsidiaries, as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated figures for (A) the corresponding quarter end and quarterly period of the preceding fiscal year and (B) management's proposed budget for such period, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of the chief financial officer or chief executive officer of BOP to the effect that such quarterly financial statements fairly present in all material respects the financial condition and results of operations of the Credit Parties and their Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments. The information required pursuant to this subsection (b) shall be delivered in both electronic and printed form.

                  (c) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b), a certificate of the chief financial officer or chief executive officer of BRT, substantially in the form of Exhibit 7.1(c), (i) demonstrating compliance with the financial covenants contained in Section 7.2 by calculation thereof as of the end of each such fiscal period, including such detail and supporting documentation as reasonably requested by the Administrative Agent, (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Borrowers propose to take with respect thereto, (iii) providing information regarding (A) Investments in a manner to demonstrate compliance with Section 8.6, (B) construction and development projects in a manner to demonstrate compliance with Section 8.12 and (C) dividends and redemption of shares in a manner to demonstrate compliance with Section 8.7 and (iv) updating Schedule 6.15 and Schedule 6.21 as appropriate. Such certificate shall be delivered in both electronic and printed form.

                  (d) Accountant's Certificate. Within the period for delivery of the annual financial statements provided in Section 7.1(a), a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

                  (e) Annual Information and Projections. Within 30 days after the end of each fiscal year of the Credit Parties, all such financial information regarding the Credit Parties and their Subsidiaries and specifically regarding the Properties, as the Administrative Agent shall reasonably request, including, but not limited to, partnership, limited liability company and joint venture agreements, property cash flow projections, property budgets, actual and budgeted capital expenditures, operating statements (current year and immediately preceding year, if the Property existed as a Property in the immediately preceding year), mortgage information, rent rolls, lease expiration reports, leasing status reports, notes payable summary, bullet notes summary, equity funding requirements, contingent liability summary, lines of credit summary, lines of credit collateral summary, wrap notes and notes receivable summary, schedule of outstanding letters of credit, summary of cash and Cash Equivalents, projection of management and leasing fees and overhead budgets.

                  (f) Auditor's Reports. Promptly upon receipt thereof, a copy of any "management letter" submitted by independent accountants to any Credit Party or any of its Subsidiaries in connection with any annual, interim or special audit of the books of such Credit Party or any of its Subsidiaries.

                  (g) Reports. Promptly, (i) and in any case within five (5) days of receipt or transmission thereof, copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any Credit Party or any of its Subsidiaries shall send to its shareholders, members or partners generally, (ii) and in any case within ten (10) days of filing thereof, copies of all income tax returns filed by a Credit Party and
         (iii) upon the written request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters; provided, however, that if any such transmissions are done electronically, the Borrowers shall instead promptly notify the Administrative Agent of the same and provide information on how to retrieve such information.

                  (h) Notices. Upon a Credit Party obtaining knowledge thereof, such Credit Party will give written notice to the Administrative Agent (which shall promptly forward such notice to the Lenders) immediately of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto,
         (ii) the occurrence of any of the following with respect to any Credit Party or any of its Subsidiaries: (A) the pendency or commencement of any litigation or arbitral or governmental proceeding against any Credit Party or any of its Subsidiaries which if adversely determined would have or would be reasonably expected to have a Material Adverse Effect, (B) the institution of any proceedings against any Credit Party or any of its Subsidiaries with respect to, or the receipt of notice by such Person of potential liability or responsibility for, violation, or alleged violation, of any federal, state or local law, rule or regulation, including, but not limited to, Environmental Laws, the violation of which would have or would be reasonably expected to have a Material Adverse Effect or (C) the occurrence of any default or nonpayment of nonrecourse Indebtedness of a Credit Party in an aggregate principal amount in excess of $10,000,000 and (iii) the occurrence of any enforcement or notice to enforce a completion guaranty and within five Business Days thereafter provide evidence that the remaining costs to complete the applicable project are covered by a construction loan and/or surety bond.

                  (i) ERISA. Upon a Credit Party or any ERISA Affiliate obtaining knowledge thereof, the Credit Parties will give written notice to the Administrative Agent promptly (and in any event within five Business Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect; in each case together, with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Borrowers briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by such Credit Party, Subsidiary or ERISA Affiliate with respect thereto. Promptly upon request, the Credit Parties shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

                  (j)      Environmental.

                                 (i) Subsequent to a notice from any
                  Governmental Authority that would reasonably cause concern or during the existence of an Event of Default, and upon the written request of the Administrative Agent, the Credit Parties will furnish or cause to be furnished to the Administrative Agent, at the Credit Parties' expense, an updated report of an environmental assessment of reasonable scope, form and depth, including, where appropriate, invasive soil or groundwater sampling, by a consultant reasonably acceptable to the Administrative Agent as to the nature and extent of the presence of any Hazardous Materials on any Property and as to the compliance by the Credit Parties with Environmental Laws. If the Credit Parties fail to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Administrative Agent may arrange for same, and the Credit Parties hereby grant to the Administrative Agent and its representatives access to the Properties and a license of a scope reasonably necessary to undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Administrative Agent pursuant to this provision will be payable by the Credit Parties on demand and added to the Obligations.

                                (ii) Each of the Credit Parties and their
                  Subsidiaries will conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Hazardous Materials on, from, or affecting any Property to the extent necessary to be in compliance with all Environmental Laws and all other applicable federal, state, and local laws, regulations, rules and policies and with the orders and directives of all Governmental Authorities exercising jurisdiction over such Property to the extent any failure would have or would be reasonably expected to have a Material Adverse Effect.

                  (k) Other Information. With reasonable promptness upon any such request, such other information regarding the Properties or regarding the business, assets or financial condition of the Credit Parties and their Subsidiaries as the Administrative Agent or any Lender may reasonably request.

         7.2      Financial Covenants.

                  (a) Debt Service Coverage Ratio. The Debt Service Coverage Ratio, as of the end of each fiscal quarter of the Credit Parties, shall be greater than or equal to 1.50 to 1.0.

                  (b) Interest Coverage Ratio. The Interest Coverage Ratio, as of the end of each fiscal quarter of the Credit Parties for the twelve month period ending on such date, shall be greater than or equal to
         2.25 to 1.0.

                  (c) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the end of each fiscal quarter of the Credit Parties for the twelve month period ending on such date, shall be greater than or equal to 1.75 to 1.0.

                  (d) Net Worth. At all times, Net Worth shall be greater than or equal to the sum of (i) $700,000,000 plus (ii) 85% of the Net Cash Proceeds from all Equity Issuances after June 29, 2001 (other than Equity Issuances referred to in the following subclause (iii)) plus
         (iii) 85% of the actual increase in Net Worth (if any) resulting from an Equity Issuance after June 29, 2001 made in connection with an Incentive Stock Plan.

                  (e) Leverage Ratio. The Leverage Ratio, as of the end of each fiscal quarter of the Credit Parties, shall be less than or equal to .55 to 1.0.

                  (f) Unsecured Debt Ratio. The Unsecured Debt Ratio, as of the end of each fiscal quarter of the Credit Parties, shall be greater than or equal to 2.0 to 1.0.

                  (g) Secured Debt Ratio. The Secured Debt Ratio, as of the end of each fiscal quarter of the Credit Parties, shall be less than or equal to .40 to 1.0.

                  (h) Unencumbered Cash Flow Ratio. The Unencumbered Cash Flow Ratio, as of the end of each fiscal quarter of the Credit Parties, shall be greater than or equal to 1.65 to 1.0.

                  (i) Credit Party Assets. At all times, at least 65% of Total Assets must be owned by the Credit Parties.

         7.3      Preservation of Existence.

         Each of the Credit Parties will do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority except as permitted by Section 8.4. Without limiting the generality of the foregoing, BRT will do all things necessary to maintain its status as a REIT.

         7.4      Books and Records.

         Each of the Credit Parties will, and will cause its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

         7.5      Compliance with Law.

         Each of the Credit Parties will, and will cause its Subsidiaries to, comply in all material respects with all material laws, rules, regulations and orders, and all applicable material restrictions imposed by all Governmental Authorities, applicable to it and its property (including, without limitation, Environmental Laws and ERISA).

         7.6      Payment of Taxes and Other Indebtedness.

         Each of the Credit Parties will, and will cause its Subsidiaries to, pay, settle or discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that a Credit Party or any of its Subsidiaries shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) would give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) would have a Material Adverse Effect.

         7.7      Insurance.

         Each of the Credit Parties will, and will cause its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice.

         7.8      Maintenance of Assets.

         Each of the Credit Parties will, and will cause its Subsidiaries to, maintain and preserve its Properties and all other assets in good repair, working order and condition, normal wear and tear excepted, and will make, or cause to be made, in the Properties and other assets, from time to time, all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

         7.9      Performance of Obligations.

         Each of the Credit Parties will, and will cause its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

         7.10     Use of Proceeds.

         The Credit Parties will use the proceeds of the Term Loans solely (a) to refinance existing Indebtedness and (b) for acquisitions, development, capital replacement, joint venture investments and renovation in the ordinary course of business; provided that it is understood that proceeds of Term Loans may not be used to acquire undeveloped land if, after giving effect to such acquisition, the Credit Parties' aggregate ownership of undeveloped land exceeds 5% of Total Assets, unless such land is adjacent or contiguous with other assets being acquired or already owned or such land is part of a construction project approved by the Required Lenders and has all necessary local permits and approvals and construction will commence within six months of acquisition.

         7.11     Audits/Inspections.

         Upon reasonable notice and during normal business hours, each Credit Party will, and will cause its Subsidiaries to, permit representatives appointed by the Administrative Agent, including, without limitation, independent accountants, agents, attorneys and appraisers to visit and inspect such Credit Party's or other Combined Party's property, including, without limitation, the Properties, its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders, and to discuss all such matters with the officers, employees and representatives of the Credit Parties, their Subsidiaries and any other Combined Party.

         7.12     Additional Credit Parties.

         At any time a Person that is not a Credit Party becomes a Material Subsidiary (other than, subject to Section 7.2(i), Excluded Material Subsidiaries or any entity which is subject to provisions in its charter documents that prohibit it from guaranteeing or becoming jointly and severally liable for the Indebtedness of others), the Borrowers shall notify the Administrative Agent and promptly thereafter (but in any event within 30 days after such Person becomes a Material Subsidiary): (a) execute a Joinder Agreement in substantially the form of Exhibit 7.12 and (b) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, information regarding the real property owned by such Person, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent.

         7.13     Interest Rate Protection Agreements.

         If for any consecutive period of 30 days or more Eurodollar Loans constitute less than 75% of (a) the aggregate Term Loans outstanding plus (b) the aggregate loans outstanding under the Revolving Credit Agreement, then the Borrower shall promptly enter into interest rate protection agreements in form and substance acceptable to the Administrative Agent.

         7.14     Construction.

         With respect to any construction and development engaged in by the Combined Parties, the Credit Parties shall or shall cause another Person to: (a) comply with all applicable regulations and codes and (b) complete all such construction and development in accordance with approved plans and specifications.

         7.15     Acquisitions.

         If, at the time a Credit Party or one of its Subsidiaries anticipates making an Investment or an acquisition in excess of $20 million, there are any Revolving Loans outstanding or LOC Obligations outstanding (as such terms are defined in the Revolving Credit Agreement), then ten Business Days prior to such Credit Party (or Subsidiary) making such Investment or acquisition, the Borrowers shall provide the Administrative Agent written notice of such Investment or acquisition, together with a certification as to compliance with the terms of this Credit Agreement, including, without limitation, Section 7.2 (on a Pro Forma Basis), after giving effect to such Investment or acquisition. If there are no Revolving Loans or LOC Obligations outstanding (as such terms are defined in the Revolving Credit Agreement) at the time such Credit Party (or Subsidiary) anticipates making an Investment or an acquisition in excess of $20 million, the Borrowers shall give the Administrative Agent written notice of such Investment or acquisition by a Credit Party and such compliance certification within five Business Days after the occurrence of such Investment or acquisition.

                                    SECTION 8

                               NEGATIVE COVENANTS

         Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Obligations have been paid in full and the Commitments hereunder shall have terminated:

         8.1      Indebtedness.

         No Credit Party will, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

                  (b) Indebtedness owing from one Credit Party to another Credit Party;

                  (c) Indebtedness in respect of current accounts payable and accrued expenses incurred in the ordinary course of business; and

                  (d) Other Indebtedness as long as, prior to and after giving effect thereto, the Credit Parties are otherwise in compliance with the terms of this Credit Agreement.

         8.2      Liens.

         No Credit Party will, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Lien with respect to any of its Properties or any other assets of any kind (whether real or personal, tangible or intangible), whether now owned or after acquired, except for Permitted Liens.

         8.3      Nature of Business.

         No Credit Party will, nor will it permit any of its Subsidiaries to, alter the character of its business from that conducted as of the Closing Date or engage in any business other than the business conducted as of the Closing Date.

         8.4      Consolidation and Merger.

         No Credit Party will enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that notwithstanding the foregoing provisions of this Section 8.4, (a) any Credit Party may be merged or consolidated with or into another Credit Party; provided that (i) if the transaction is between a Borrower and another Credit Party such Borrower is the continuing or surviving entity; (ii) the Administrative Agent is given prior written notice of such action, and the Credit Parties execute and deliver such documents, instruments and certificates as the Administrative Agent may reasonably request; and (iii) after giving effect thereto no Default or Event of Default exists and (b) upon prior written notification to the Administrative Agent, as long as no Default or Event of Default exists, a Credit Party that has no assets and no revenues may be dissolved or liquidated.

         8.5      Sale or Lease of Assets.

                  (a) No Property may be conveyed, sold, leased, transferred or otherwise disposed of unless, after giving effect thereto, (i) the Credit Parties are in compliance on a Pro Forma Basis with the financial covenants set forth in Section 7.2 and (ii) no Default or Event of Default exists.

                  (b) No equity interest in any Guarantor may be conveyed, sold, transferred or otherwise disposed of unless, after giving effect thereto, (i) the Credit Parties are in compliance on a Pro Forma Basis with the financial covenants set forth in Section 7.2 and (ii) no Default or Event of Default exists. Any sale of an equity interest in a Borrower shall be subject to Section 9.1(i). Upon the sale of an equity interest in a Guarantor in conformance with the terms hereof, if after the sale of such equity interest such Guarantor is no longer a Material Subsidiary the Lenders agree to release such Guarantor from its obligations hereunder, and the Lenders hereby consent to the Administrative Agent executing and delivering such releases as necessary to give effect to such agreement.

         8.6      Advances, Investments and Loans.

         Neither the Credit Parties nor any of their Subsidiaries will (a) make any Investments except for Permitted Investments or (b) so long as Brandywine Realty Services Partnership ("BRSP") is named in Section 2.5, make any Investments in BRSP (whether or not such Investment would otherwise be a Permitted Investment) or otherwise cause or permit BRSP to be a Subsidiary of any Credit Party.

         8.7      Restricted Payments.

                  (a) No Credit Party will, directly or indirectly, declare or pay any dividends or make any other distribution upon any of its shares of beneficial interests or any shares of its capital stock of any class or with respect to any of its membership or partnership interests; provided that (i) BRT may make distributions in an amount not to exceed, in the aggregate, the greater of (A) 90% of Funds From Operations earned subsequent to March 31, 2002 or (B) the minimum amount necessary for BRT to maintain its status as a REIT; and (ii) any Subsidiary of a Credit Party may pay dividends or make distributions to its equity holders.

                  (b) Except as permitted by Section 8.6 and except for the conversion of partnership units of BOP into cash or into shares of beneficial interest of BRT, no Credit Party will, nor will it permit any of its Subsidiaries to, at any time, for cash, purchase, redeem or otherwise acquire or retire or make any provisions for redemption, acquisition or retirement of any shares of its capital stock of any class or any warrants or options to purchase any such shares or with respect to any of its partnership or membership interests.

         8.8      Transactions with Affiliates.

         No Credit Party will, nor will it permit any of its Subsidiaries to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

         8.9      Fiscal Year; Organizational Documents.

         No Credit Party will (a) change its fiscal year or (b) change its articles or certificate of incorporation, its bylaws, its declaration of trust, its limited liability company agreement, its articles or certificate of partnership or partnership agreement or any other organization or formation documents in any manner that would have an adverse effect of the rights of the Lenders under the Credit Documents; provided that (i) BRT may take such action, with prior written notice to the Administrative Agent, as is necessary to maintain its status as a REIT and (ii) the Credit Parties will provide prompt written notice to the Administrative Agent of any change to be made in compliance with the terms of this Section 8.9.

         8.10     Limitations.

         No Credit Party will, nor will it permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to pay any Indebtedness owed to the Credit Parties.

         8.11     Other Negative Pledges.

         The Credit Parties will not enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation except as provided under the Credit Documents; provided that a Credit Party may agree with a joint venture partner not to pledge its equity interest in such joint venture.

         8.12     Construction and Development.

         The Credit Parties shall not engage in construction and development projects in which the total project costs incurred as of the date of determination of all such concurrent construction and development projects exceed, in the aggregate at any one time, 15% of Total Assets (it being understood and agreed for purposes of this Section 8.12 that a project shall be considered under construction and/or development until a certificate of occupancy therefor (or other similar certificate) shall have been issued by the applicable Governmental Authority).

                                    SECTION 9

                                EVENTS OF DEFAULT

         9.1      Events of Default.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                  (a) Payment. The Credit Parties shall default in the payment
         (i) when due of any principal amount of any Term Loans or (ii) within three days of when due of any interest on the Term Loans or any fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith.

                  (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made or delivered.

                  (c) Covenants. Any Credit Party shall:

                                 (i) default in the due performance or
                  observance of any term, covenant or agreement contained in Sections 7.2, 7.3, 7.10, 7.11, 7.12, 7.14 or 8.1 through 8.12 inclusive; provided that if the Credit Parties fail to comply with Section 7.2(e) solely as a result of a change in the Capitalization Rate by the Required Lenders, a Default or an Event of Default shall not exist unless the Credit Parties also fail to comply with Section 7.2(e) as of the last day of any subsequent fiscal quarter of the Credit Parties;

                                (ii) default in the due performance or
                  observance by it of any term, covenant or agreement contained in Section 7.1 and such default shall continue unremedied for a period of five Business Days after the earlier of a Credit Party becoming aware of such default or notice thereof given by the Administrative Agent; or

                               (iii) default in the due performance or
                  observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) or
                  (ii) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a Credit Party becoming aware of such default or notice thereof given by the Administrative Agent.

                  (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents and such default shall continue unremedied for a period of at least 30 days after the earlier of a Credit Party becoming aware of such default or notice thereof given by the Administrative Agent or (ii) any Credit Document (or any provision of any Credit Document, including Section 4 of this Credit Agreement) shall fail to be in full force and effect or any Credit Party shall so assert or any Credit Document shall fail to give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby.

                  (e) Bankruptcy, etc. The occurrence of any of the following with respect to any Credit Party or any of its Subsidiaries: (i) a court or Governmental Authority having jurisdiction in the premises shall enter a decree or order for relief in respect of any Credit Party or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any Credit Party or any of its Subsidiaries or for any substantial part of its property or ordering the winding up or liquidation of its affairs; or (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against any Credit Party or any of its Subsidiaries and such petition remains unstayed and in effect for a period of 60 consecutive days; or (iii) any Credit Party or any of its Subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) any Credit Party or any of its Subsidiaries shall admit in writing its inability to pay its debts generally as they become due or any action shall be taken by such Person in furtherance of any of the aforesaid purposes.

                  (f) Defaults under Other Agreements. With respect to any recourse Indebtedness (other than Indebtedness outstanding under this Credit Agreement) of any Credit Party or any of its Subsidiaries in an aggregate principal amount in excess of $10,000,000, (i) a Credit Party or one of its Subsidiaries shall (A) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such recourse Indebtedness, or (B) default (after giving effect to any applicable grace period) in the observance or performance of any term, covenant or agreement relating to such recourse Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such recourse Indebtedness (or a trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required) any such recourse Indebtedness to become due prior to its stated maturity; or (ii) any such recourse Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment prior to the stated maturity thereof; or (iii) any such Indebtedness shall mature and remain unpaid. With respect to any nonrecourse Indebtedness of any Credit Party or any of its Subsidiaries in an aggregate principal amount in excess of $20,000,000, a default in payment (whether by acceleration or otherwise) shall occur and such payment default is not cured or waived within sixty days after the occurrence thereof.

                  (g) Judgments. One or more judgments, orders, or decrees shall be entered against any one or more of any Credit Party or any of its Subsidiaries involving a liability of $10,000,000 or more, in the aggregate (to the extent not paid or covered by insurance provided by a carrier who has acknowledged coverage), and such judgments, orders or decrees (i) are the subject of any enforcement proceeding commenced by any creditor or (ii) shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur of (A) the last day on which such judgment, order or decree becomes final and unappealable or (B) 20 days.

                  (h) ERISA Events. The occurrence of any of the following events or conditions, unless such event or occurrence would not have or be reasonably expected to have a Material Adverse Effect: (1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate in favor of the PBGC or a Plan; (2) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency (within the meaning of Section 4245 of ERISA) of such Plan; or (4) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

                  (i) Ownership. There shall occur a Change of Control.

                  (j) Management. Gerard Sweeney is no longer active in the management of the Credit Parties and their Subsidiaries; provided that upon the death or disability of Gerard Sweeney, the Credit Parties and their Subsidiaries shall have six months to provide the Administrative Agent with substitute personnel as replacement, such substitute personnel to be acceptable to the Administrative Agent in its sole reasonable discretion.

                  (k) REIT Status. BRT does not maintain its REIT status or is no longer deemed to be a REIT.

                  (l) Revolving Credit Agreement. An Event of Default (as defined in the Revolving Credit Agreement) shall exist and be continuing.

         9.2      Acceleration; Remedies.

         Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived in writing by the Required Lenders (or the Lenders as may be required hereunder), the Administrative Agent shall, upon the request and direction of the Required Lenders, by written notice to the Borrowers, take any of the following actions without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrowers, except as otherwise specifically provided for herein:

                  (a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

                  (b) Acceleration of Term Loans. Declare the unpaid principal of and any accrued interest in respect of all Term Loans and any and all other indebtedness or obligations of any and every kind owing by a Credit Party to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

                  (c) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents, including, without limitation, all rights and remedies against a Guarantor and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(e) shall occur, then the Commitments shall automatically terminate and all Term Loans, all accrued interest in respect thereof, all accrued and unpaid fees and all other indebtedness or obligations owing to the Lenders hereunder shall immediately become due and payable without the giving of any notice or other action by the Administrative Agent or the Lenders, which notice or other action is expressly waived by the Credit Parties.

Notwithstanding the fact that enforcement powers reside primarily with the Administrative Agent, each Lender has, to the extent permitted by law, a separate right of payment and shall be considered a separate "creditor" holding a separate "claim" within the meaning of Section 101(5) of the Bankruptcy Code or any other insolvency statute.

         9.3      Allocation of Payments After Event of Default.

         Notwithstanding any other provisions of this Credit Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

                  FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

                  SECOND, to payment of any fees owed to the Administrative
         Agent;

                  THIRD, to the payment of all reasonable out-of-pocket costs and expenses, (including, without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents;

                  FOURTH, to the payment of all accrued fees and interest payable to the Lenders hereunder;

                  FIFTH, to the payment of the outstanding principal amount of the Term Loans;

                  SIXTH, to all other obligations which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

                  SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category and (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Term Loans held by such Lender bears to the aggregate then outstanding Term Loans) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH," "FIFTH," and "SIXTH" above.

                                   SECTION 10

                                AGENCY PROVISIONS

         10.1     Appointment.

         Each Lender hereby designates and appoints Bank of America, N.A. as Administrative Agent of such Lender to act as specified herein and in the other Credit Documents, and each Lender hereby authorizes the Administrative Agent, as the agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Administrative Agent. The provisions of this Section are solely for the benefit of the Administrative Agent and the Lenders and none of the Credit Parties shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Administrative Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Parties.

         10.2     Delegation of Duties.

         The Administrative Agent may execute any of its duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         10.3     Exculpatory Provisions.

         No Agent-Related Person shall be (a) liable for any action lawfully taken or omitted to be taken by it under or in connection herewith or in connection with any of the other Credit Documents (except for such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by an Agent-Related Person under or in connection herewith or in connection with the other Credit Documents, or the enforceability or sufficiency of this Credit Agreement or any of the other Credit Documents, or for any failure of the Credit Parties to perform their obligations hereunder or thereunder. No Agent-Related Person shall be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Credit Parties in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by an Agent-Related Person to the Lenders or by or on behalf of the Credit Parties to an Agent-Related Person or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Term Loans or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Credit Parties. No Agent-Related Person is a trustee for the Lenders or owes any fiduciary duty to the Lenders.

         10.4     Reliance on Communications.

         The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the Administrative Agent with reasonable care). The Administrative Agent may deem and treat each Lender as the owner of its interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent in accordance with Section 11.3(b). The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, to the extent provided in Section 11.6, all of the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense (other than any liability or expense resulting from the gross negligence or willful misconduct of the Administrative Agent) which may be incurred by it by reason of taking or continuing to take any such action. The Agent-Related Persons shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

         10.5     Notice of Default.

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or a Credit Party referring to the applicable Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, or otherwise becomes aware of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, to the extent provided in Section 11.6, all of the Lenders).

         10.6     Non-Reliance on Administrative Agent and Other Lenders.

         Each Lender expressly acknowledges that no Agent-Related Person has made any representations or warranties to it and that no act by any Agent-Related Person hereafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by any Agent-Related Person or any other Lender. Each Lender represents to the Administrative Agent and the Arranger that it has, independently and without reliance upon any Agent-Related Person or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties and made its own decision to make its Term Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent-Related Person shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Credit Parties which may come into the possession of any Agent-Related Person.

         10.7     Indemnification.

         The Lenders agree to indemnify each Agent-Related Person (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Term Loans and Participation Interests of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following payment in full of the Obligations) be imposed on, incurred by or asserted against such Agent-Related Person in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent-Related Person under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Agent-Related Person. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity (except against its gross negligence or willful misconduct) is furnished. The agreements in this
Section 10.7 shall survive the payment of the Obligations and all other amounts payable hereunder and under the other Credit Documents.

         10.8     Administrative Agent in Its Individual Capacity.

         The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties as though the Administrative Agent were not the Administrative Agent hereunder. With respect to the Term Loans made and all obligations owing to it, the Administrative Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         10.9     Successor Agent.

         The Administrative Agent (a) may, at any time, resign upon 20 days written notice to the Lenders or (b) may be removed, with the consent of the Borrowers, for willful misconduct or gross negligence by written notice from the Required Lenders; provided that no consent of the Borrowers shall be required during the existence and continuation of an Event of Default. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent. In the case of the Administrative Agent's resignation, if no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 45 days after the notice of resignation, then the retiring Administrative Agent shall select a successor Administrative Agent provided such successor is a Lender hereunder or an Eligible Assignee. If no such successor shall have been appointed by the Administrative Agent, and shall have accepted such appointment, within 45 days after such notice of resignation, such notice shall nevertheless become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided above. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor, if any, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from its duties and obligations as the Administrative Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this
Section 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Credit Agreement.

         Commerzbank AG, New York and Grand Cayman Branches and Fleet National Bank, as Co-Documentation Agents hereunder, may each resign at any time without any requirement that a successor co-documentation agent, respectively, be appointed in its stead.

                                   SECTION 11

                                  MISCELLANEOUS

         11.1     Notices.

         Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device), (c) the Business Day following the day on which the same has been delivered prepaid or on an invoice arrangement to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth on Schedule 11.1, or at such other address or numbers as such party may specify by written notice to the other parties hereto.

         11.2     Right of Set-Off.

         In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default and the commencement of remedies described in
Section 9.2, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation, branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of any Credit Party against obligations and liabilities of such Credit Party to the Lenders hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether the Administrative Agent or the Lenders shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. The Credit Parties hereby agree that any Person purchasing a participation in the Term Loans and Commitments hereunder pursuant to Section 11.3(c) or 3.8 may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

         11.3     Benefit of Agreement.

                  (a) Generally. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that none of the Credit Parties may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 11.3(b), (ii) by way of participation in accordance with the provisions of Section 11.3(d) or
         (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.3(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participation Purchasers to the extent provided in Section 11.3(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

                  (b) Assignments. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of the Term Loans at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Term Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the principal outstanding balance of the Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $2,000,000 unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Credit Agreement with respect to the Term Loans; and (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.3(c), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.14 and 11.5 with respect to facts and circumstances occurring prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this Section 11.3(b) shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.3(d).

                  By executing and delivering an assignment agreement in accordance with this Section 11.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and the assignee warrants that it is an Eligible Assignee; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assigning Lender and such assignee each represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

                  (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person or a Borrower or any of the Borrowers' Affiliates or Subsidiaries) (each, a "Participation Purchaser") in all or a portion of such Lender's rights and/or obligations under this Credit Agreement (including all or a portion of the Term Loans owing to it); provided that (i) such Lender's obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participation Purchaser, agree to any amendment, modification or waiver that decreases the amount of principal of or the rate at which interest is payable on such Term Loans, extends any scheduled principal payment date or date fixed for the payment of interest on such Term Loans, or releases the Borrowers from their obligations under the Credit Documents. Subject to Section 11.3(e), the Borrowers agree that each Participation Purchaser shall be entitled to the benefits of Sections 3.9 through 3.15, inclusive, to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.3(b). To the extent permitted by law, each Participation Purchaser also shall be entitled to the benefits of
         Section 11.2 as though it were a Lender, provided such Participation Purchaser agrees to be subject to Section 3.8 as though it were a Lender.

                  (e) Additional Limitation on Participation Purchasers' Rights. A Participation Purchaser shall not be entitled to receive any greater payment under Sections 3.9 through 3.15, inclusive than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participation Purchaser, unless the sale of the participation to such Participation Purchaser is made with the Borrowers' prior written consent. A Participation Purchaser that is a "foreign corporation, partnership or trust" within the meaning of the Code shall not be entitled to the benefits of Section 3.13 unless a Borrower is notified of the participation sold to such Participation Purchaser and such Participation Purchaser agrees, for the benefit of the Borrowers, to comply with Section 3.13(b) as though it were a Lender.

                  (f) Unrestricted Assignments. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall (i) release such Lender from any of its obligations hereunder or (ii) substitute any such pledgee or assignee for such Lender as a party hereto.

                  (g) Information. Any Lender may furnish any information concerning the Credit Parties or any of their Subsidiaries in the possession of such Lender from time to time to assignees and Participation Purchasers (including prospective assignees and Participation Purchasers), subject, however, to the provisions of
         Section 11.17.

         11.4     No Waiver; Remedies Cumulative.

         No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Credit Parties and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         11.5     Payment of Expenses; Indemnification.

         The Credit Parties agree to: (a) pay all reasonable out-of-pocket costs and expenses of (i) each Agent-Related Person in connection with (A) the negotiation, preparation, due diligence, execution and delivery, syndication and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, special counsel to the Administrative Agent) and (B) any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement, and (ii) the Agent-Related Persons and the Lenders in connection with (A) enforcement of the Credit Documents and the documents and instruments referred to herein and therein, including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Agent-Related Persons and each of the Lenders, and (B) any bankruptcy or insolvency proceeding of a Credit Party or any of its Subsidiaries, and (b) indemnify the Agent-Related Persons, each Lender and its officers, directors, employees, representatives, Affiliates and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Agent-Related Person or any Lender is a party thereto) related to (i) the entering into and/or performance of any Credit Document or the use of proceeds of any Extensions of Credit or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct on the part of the Person to be indemnified), (ii) any Environmental Claim and (iii) any claims for Non-Excluded Taxes.

         11.6     Amendments, Waivers and Consents.

         Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing and signed by the Required Lenders and the Credit Parties; provided that no such amendment, change, waiver, discharge or termination shall without the written consent of each Lender affected thereby:

                  (a) extend the final maturity of any Term Loan or any portion thereof or postpone any other date fixed for any payment of principal (other than in accordance with Section 3.5(b) or (c));

                  (b) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder;

                  (c) reduce or waive the principal amount of any Term Loan;

                  (d) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or a waiver of any mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender);

                  (e) release either Borrower from its obligations, or all or substantially all of the Guarantors from their obligations, under the Credit Documents; provided that the Administrative Agent may release a Guarantor if an equity interest in a Guarantor is transferred in accordance with Section 8.5 or equity is issued in accordance with
         Section 11.19;

                  (f) amend, modify or waive any provision of this Section 11.6 or Section 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 9.1(a), 11.2,
         11.3, 11.5 or 11.10;

                  (g) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders; or

                  (h) consent to the assignment or transfer by either Borrower of any of its rights and obligations under (or in respect of) the Credit Documents.

If any amendment, waiver or consent with respect to the Credit Documents has been delivered in writing to a Lender by the Administrative Agent, and such amendment, waiver or consent requires only the approval of the Required Lenders to become effective, then such Lender shall have ten Business Days from the date of receipt of such amendment, waiver or consent to respond thereto. Failure of a Lender to timely respond to such amendment, waiver or consent shall be deemed an approval by such Lender to such amendment, waiver or consent.

No provision of Section 10 may be amended or modified without the consent of the Administrative Agent.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Term Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and
(y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         11.7     Counterparts/Telecopy.

         This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be as effective as an original and shall constitute a representation that an original will be delivered.

         11.8     Headings.

         The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

         11.9     Defaulting Lender.

         Each Lender understands and agrees that if such Lender is a Defaulting Lender then notwithstanding the provisions of Section 11.6 it shall not be entitled to vote on any matter requiring the consent of the Required Lenders or to object to any matter requiring the consent of all the Lenders; provided, however, that all other benefits and obligations under the Credit Documents shall apply to such Defaulting Lender.

         11.10   Survival of Indemnification and Representations and Warranties.

         All indemnities set forth herein and all representations and warranties made herein shall survive the execution and delivery of this Credit Agreement, the making of the Term Loans and the repayment of the Term Loans and other Obligations and the termination of the Commitments hereunder.

         11.11   Governing Law; Jurisdiction.

                  (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina and, by execution and delivery of this Credit Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1, such service to become effective 15 days after such mailing. Nothing herein shall affect the right of a Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against a Credit Party in any other jurisdiction. Each Credit Party agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; provided that nothing in this Section 11.11(a) is intended to impair a Credit Party's right under applicable law to appeal or seek a stay of any judgment.

                  (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         11.12    WAIVER OF JURY TRIAL.

         EACH OF THE PARTIES TO THIS CREDIT AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

         11.13    Time.

         All references to time herein shall be references to Eastern Standard Time or Eastern Daylight Time, as the case may be, unless specified otherwise.

         11.14    Severability.

         If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         11.15    Entirety.

         This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         11.16    Binding Effect.

                  (a) This Credit Agreement shall become effective at such time as all of the conditions set forth in Section 5.1 have been satisfied or waived by the Lenders and it shall have been executed by the Credit Parties and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Credit Parties, the Administrative Agent and each Lender and their respective successors and assigns.

                  (b) This Credit Agreement shall be a continuing agreement and shall remain in full force and effect until all Term Loans, interest, fees and other Obligations have been paid in full and all Commitments have been terminated. Upon termination, the Credit Parties shall have no further obligations (other than the indemnification provisions that survive) under the Credit Documents; provided that should any payment, in whole or in part, of the Obligations be rescinded or otherwise required to be restored or returned by the Administrative Agent or any Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, then the Credit Documents shall automatically be reinstated and all amounts required to be restored or returned and all costs and expenses incurred by the Administrative Agent or any Lender in connection therewith shall be deemed included as part of the Obligations.

         11.17    Confidentiality.

         Each Lender agrees that it will use its reasonable best efforts to keep confidential and to cause any representative designated under Section 7.11 to keep confidential any non-public information from time to time supplied to it under any Credit Document; provided, however, that nothing herein shall prevent the disclosure of any such information to (a) the extent a Lender in good faith believes such disclosure is required by Requirement of Law, (b) counsel for a Lender or to its accountants, (c) bank examiners, auditors or comparable Persons or any regulatory body having jurisdiction over a Lender, (d) any Affiliate of a Lender, (e) any other Lender, or any assignee, transferee or participant, or any potential assignee, transferee or participant, of all or any portion of any Lender's rights under this Credit Agreement who is notified of the confidential nature of the information, (f) any other Person in connection with any litigation to which any one or more of the Lenders is a party or (g) any other Person to whom disclosure of such information a Lender believes is necessary or appropriate in its reasonable judgment; and provided further that no Lender shall have any obligation under this Section 11.17 to the extent any such information becomes available on a non-confidential basis from a source other than a Credit Party or that any information becomes publicly available other than by a breach of this Section 11.17. Furthermore, the Credit Parties agree that the Administrative Agent or Banc of America Securities LLC or both (and any of their respective agents, representatives and counsels) may, solely for the purpose of marketing their respective market leading term credit facility product and capabilities, make public announcements (using the "tombstone" format or such other acceptable format commonly used in their respective industries) in reputable national or international trade periodicals, newspapers and journals or any other publication of similar kind and stature that they have successfully closed the transactions contemplated by the Credit Documents; provided, however, the information on such public announcement shall be limited to: (a) the names of the Credit Parties, (b) the Dollar (or such equivalent currency) amount of the contemplated transaction, (c) their respective underlying capacity in connection with the contemplated transaction and (d) such other additional information as the Borrowers may otherwise permit in writing.

         11.18    Further Assurances.

         The Credit Parties agree, upon the request of the Administrative Agent, to promptly take such actions as are necessary to carry out the intent of this Credit Agreement and the other Credit Documents.

         11.19    Release of Guarantors.

         If a Guarantor issues equity and as a result thereof such Guarantor is no longer a Material Subsidiary, then, as long as after giving effect to the issuance of such equity the Credit Parties will be in compliance with Section 7.2(i), the Lenders agree to release such Guarantor from its obligations hereunder.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                              TERM CREDIT AGREEMENT
                             BRANDYWINE REALTY TRUST
                     BRANDYWINE OPERATING PARTNERSHIP, L.P.


         Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.


BORROWERS:               BRANDYWINE REALTY TRUST,
---------                a Maryland real estate investment trust


                         By:
                            -----------------------------------------
                            Name: Gerard H. Sweeney
                            Title:   President and Chief Executive Officer


                         BRANDYWINE OPERATING PARTNERSHIP,
                         L.P., a Delaware limited partnership

                                By:  Brandywine Realty Trust, a Maryland
                                     real estate investment trust, its general
                                     partner


                                     By:
                                        ----------------------------------------
                                        Name:  Gerard H. Sweeney
                                        Title:  President and Chief
                                                 Executive Officer

                              TERM CREDIT AGREEMENT
                             BRANDYWINE REALTY TRUST
                     BRANDYWINE OPERATING PARTNERSHIP, L.P.


GUARANTORS:              AAPOP 2, L.P., a Delaware limited partnership
----------

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners

                              By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its sole
                                        member

                                       By: Brandywine Realty Trust, a
                                           Maryland real estate investment
                                           trust, its general partner

                         By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE AMBASSADOR, L.P., a Pennsylvania limited partnership

                         By: Brandywine Ambassador, L.L.C., a Pennsylvania
                             limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                              TERM CREDIT AGREEMENT
                             BRANDYWINE REALTY TRUST
                     BRANDYWINE OPERATING PARTNERSHIP, L.P.


                         BRANDYWINE CENTRAL, L.P., a Pennsylvania limited partnership

                         By: randywine F.C., L.P., a Pennsylvania limited partnership, its general partner

                              By:  Brandywine F.C., L.L.C., a Pennsylvania
                                   limited liability company, its general
                                   partner

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its sole
                                        member

                                       By: Brandywine Realty Trust, a
                                           Maryland real estate investment
                                           trust, its general partner


                         BRANDYWINE F.C., L.P., a Pennsylvania limited partnership

                         By: Brandywine F.C., L.L.C., a Pennsylvania limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE GRANDE B, L.P., a Delaware limited partnership

                         By: Brandywine Grande B Corp., a Delaware corporation, its general partner


                         BRANDYWINE I.S., L.P., a Pennsylvania limited partnership

                         By: Brandywine I.S., L.L.C., a Pennsylvania limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         BRANDYWINE METROPLEX, L.P., a Pennsylvania limited partnership

                         By: Brandywine Metroplex, LLC, a Pennsylvania limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE P.M., L.P., a Pennsylvania limited partnership

                         By: Brandywine P.M., L.L.C., a Pennsylvania limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE TB FLORIG, L.P., a Pennsylvania limited partnership

                         By: Brandywine TB Florig, LLC, a Pennsylvania limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         BRANDYWINE TB INN, L.P., a Pennsylvania limited partnership

                         By: Brandywine TB Inn, L.L.C., a Pennsylvania limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE TB I, L.P., a Pennsylvania limited partnership

                         By: Brandywine TB I, L.L.C., a Pennsylvania limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE TB II, L.P., a Pennsylvania limited partnership

                         By: Brandywine TB II, L.L.C., a Pennsylvania limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE TB V, L.P., a Pennsylvania limited partnership

                         By: Brandywine TB V, L.L.C., a Pennsylvania limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         BRANDYWINE TB VI, L.P., a Pennsylvania limited partnership

                         By: Brandywine TB VI, L.L.C., a Pennsylvania limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE TB VIII, L.P., a Pennsylvania limited partnership

                         By: Brandywine TB VIII, L.L.C., a Pennsylvania limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         C/N IRON RUN LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         C/N LEEDOM LIMITED PARTNERSHIP II, a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         C/N OAKLANDS LIMITED PARTNERSHIP I, a Pennsylvania limited partnership

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its sole
                                        member

                                        By:  Brandywine Realty Trust, a Maryland
                                             real estate investment trust, its
                                             general partner


                         C/N OAKLANDS LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         E-TENANTS.COM HOLDING, L.P., a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         EIGHT OLIVER/BRANDYWINE PARTNER, L.P., a Pennsylvania limited partnership

                         By: Brandywine TB VIII, L.L.C., a Pennsylvania limited liability company

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its sole
                                        member

                                        By:  Brandywine Realty Trust, a Maryland
                                             real estate investment trust, its
                                             general partner


                         IRON RUN LIMITED PARTNERSHIP V, a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its sole
                                        member

                                        By:  Brandywine Realty Trust, a Maryland
                                             real estate investment trust, its
                                             general partner


                         LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its sole
                                        member

                                        By:  Brandywine Realty Trust, a Maryland
                                             real estate investment trust, its
                                             general partner

                         NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its sole
                                        member

                                        By:  Brandywine Realty Trust, a Maryland
                                             real estate investment trust, its
                                             general partner



                         NICHOLS LANSDALE LIMITED PARTNERSHIP III, a
                         Pennsylvania limited partnership

                         By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Witmer L.L.C., a Pennsylvania limited liability company, its general partner

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its sole
                                        member

                                        By:  Brandywine Realty Trust, a Maryland
                                             real estate investment trust, its
                                             general partner

                         WITMER OPERATING PARTNERSHIP I, L.P., a Delaware limited partnership

                         By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         100 ARRANDALE ASSOCIATES, L.P., a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         111 ARRANDALE ASSOCIATES, L.P., a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         440 CREAMERY WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         442 CREAMERY WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         481 JOHN YOUNG WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE 55 AMES COURT PARTNERSHIP, a New York general partnership

                         By: Brandywine Axin I, LLC, a Delaware limited liability company, one of its general partners

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                              By: Brandywine Axin II, LLC, a Delaware limited liability company, one of its general partners

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its sole
                                        member

                                        By:  Brandywine Realty Trust, a Maryland
                                             real estate investment trust, its
                                             general partner

                         BRANDYWINE ENGINEERS LANE PARTNERSHIP, a New York general partnership

                         By: Brandywine Axin I, LLC, a Delaware limited liability company, one of its general partners

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                              By: Brandywine Axin II, LLC, a Delaware limited liability company, one of its general partners

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its sole
                                        member

                                        By:  Brandywine Realty Trust, a Maryland
                                             real estate investment trust, its
                                             general partner


                         BRANDYWINE BROAD STREET PARTNERSHIP, a New York general partnership

                         By: Brandywine Axin I, LLC, a Delaware limited liability company, one of its general partners

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                              By: Brandywine Axin II, LLC, a Delaware limited liability company, one of its general partners

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its sole
                                        member

                                        By:  Brandywine Realty Trust, a Maryland
                                             real estate investment trust, its
                                             general partner

                         INTERSTATE CENTER ASSOCIATES, a Virginia general partnership

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                                   By:  Brandywine Interstate 50, L.L.C., a
                                        Delaware limited liability company, one
                                        of its general partners

                                        By:  Brandywine Operating Partnership,
                                             L.P., a Delaware limited
                                             partnership, its sole member

                                             By:  Brandywine Realty Trust, a
                                                  Maryland real estate
                                                  investment trust, its general
                                                  partner


                         IR NORTHLIGHT II ASSOCIATES, a Pennsylvania general partnership

                         By: AAPOP 2, L.P., a Delaware limited partnership, one of its general partners

                              By:  Witmer Operating Partnership I, L.P., a
                                   Delaware limited partnership, one of its
                                   general partners

                                   By:  Brandywine Witmer, L.L.C., a
                                        Pennsylvania limited liability company,
                                        its general partner

                                        By:  Brandywine Operating Partnership,
                                             L.P., a Delaware limited
                                             partnership, its sole member

                                             By:  Brandywine Realty Trust, a
                                                  Maryland real estate
                                                  investment trust, its general
                                                  partner

                              By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its sole
                                        member

                                        By:  Brandywine Realty Trust, a Maryland
                                             real estate investment trust, its
                                             general partner

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         BRANDYWINE GRANDE B CORP., a Delaware corporation


                         BTRS, INC., a Delaware corporation


                         SOUTHPOINT LAND HOLDINGS, INC., a Pennsylvania corporation

                         VALLEYBROOKE LAND HOLDINGS, INC., a Pennsylvania corporation


                         BRANDYWINE AMBASSADOR, L.L.C., a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE AXINN I, LLC, a Delaware limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE AXINN II, LLC, a Delaware limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         BRANDYWINE BROKERAGE SERVICES, LLC, a New Jersey limited liability company

                         By: Brandywine Realty Services Corporation, a Pennsylvania corporation, its sole member


                         BRANDYWINE CHARLOTTESVILLE LLC, a Virginia limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         BRANDYWINE CHRISTINA LLC, a Delaware limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE DABNEY, L.L.C., a Delaware limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE DOMINION, L.L.C., a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         BRANDYWINE F.C., L.L.C., a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE I.S., L.L.C., a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE INTERSTATE 50, L.L.C., a Delaware limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE-MAIN STREET, LLC, a Delaware limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its members

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                                   By: Brandywine Acquisitions, LLC, a Delaware limited liability company, one of its members

                                        By:  Brandywine Operating Partnership,
                                             L.P., a Delaware limited
                                             partnership, its sole member

                                             By:  Brandywine Realty Trust, a
                                                  Maryland real estate
                                                  investment trust, its general
                                                  partner

                         BRANDYWINE METROPLEX LLC, a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE P.M., L.L.C., a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE PIAZZA, L.L.C., a New Jersey limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE PLAZA 1000, L.L.C., a New Jersey limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE PROMENADE, L.L.C., a New Jersey limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE TB FLORIG, LLC, a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         BRANDYWINE TB INN, L.L.C., a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE TB I, L.L.C., a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE TB II, L.L.C., a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE TB V, L.L.C., a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                         BRANDYWINE TB VI, L.L.C., a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         BRANDYWINE TB VIII, L.L.C., a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         BRANDYWINE TRENTON URBAN RENEWAL, L.L.C., a Delaware limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                                   By:  Brandywine SPE Corp., a Pennsylvania
                                        corporation, its sole member


                         BRANDYWINE WITMER, L.L.C., a Pennsylvania limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner



                         CHRISTIANA CENTER OPERATING COMPANY III, LLC, a Delaware limited liability company

                         By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                              By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                         E-TENANTS LLC, a Delaware limited liability company

                         By: e-Tenants.com Holding, L.P., a Pennsylvania limited partnership, its sole member

                              By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                                        By:
                                           -------------------------------------
                                        Name:  Gerard H. Sweeney
                                        Title: President and Chief Executive
                                               Officer of each of the above-
                                               named entities

LENDERS: BANK OF AMERICA, N.A., acting in its capacity as Administrative Agent and individually as a Lender

                         By:
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                         Name:
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                         Title:
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                         COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES

                         By:
                               ----------------------------------------------
                         Name:
                               ----------------------------------------------
                         Title:
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                         FLEET NATIONAL BANK


                         By:
                               ----------------------------------------------
                         Name:
                               ----------------------------------------------
                         Title:
                               ---------------------------------------------

                         KEYBANK NATIONAL ASSOCIATION


                         By:
                               ----------------------------------------------
                         Name:
                               ----------------------------------------------
                         Title:
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                         SUNTRUST BANK

                         By:
                               ----------------------------------------------
                         Name:
                               ----------------------------------------------
                         Title:
                               ---------------------------------------------

                         WELLS FARGO BANK, N.A.


                         By:
                               ----------------------------------------------
                         Name:
                               ----------------------------------------------
                         Title:
                               ---------------------------------------------

                         DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN
                         BRANCH


                         By:
                               ----------------------------------------------
                         Name:
                               ----------------------------------------------
                         Title:
                               ---------------------------------------------

                         WACHOVIA BANK, NATIONAL ASSOCIATION


                         By:
                               ----------------------------------------------
                         Name:
                               ----------------------------------------------
                         Title:
                               ---------------------------------------------


                         By:
                               ----------------------------------------------
                         Name:
                               ----------------------------------------------
                         Title:
                               ---------------------------------------------

                         THE BANK OF NEW YORK


                         By:
                               ----------------------------------------------
                         Name:
                               ----------------------------------------------
                         Title:
                               ---------------------------------------------

                         CITIZENS BANK OF RHODE ISLAND


                         By:
                               ----------------------------------------------
                         Name:
                               ----------------------------------------------
                         Title:
                               ---------------------------------------------